No. 333-76407
No. 811-09293
U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 34
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
POST EFFECTIVE AMENDMENT NO. 34
DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(1-520-806-7600)
Agents For Service:	Ryan Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

-or-

Richard Cutshall
Greenberg Traurig LLP
1144 15th Street
Suite 3300
Denver, CO 80202

It is proposed that this filing will become effective:
Immediately upon filing pursuant to paragraph (b)
X	On April 30, 2020, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)
On , pursuant to paragraph (a) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485
On , pursuant to paragraph (a)(2) of Rule 485
Title of Securities being Registered: Common Stock of:
Davis Value Portfolio;
Davis Financial Portfolio; and
Davis Real Estate Portfolio
EXPLANATORY NOTE
This Post-Effective Amendment No. 34 to the Registration Statement contains:
Davis Value Portfolio Statutory Prospectus
Davis Financial Portfolio Statutory Prospectus
Davis Real Estate Portfolio Statutory Prospectus
Davis Variable Account Fund, Inc. Statement of Additional Information
Part C
Signature Pages
Exhibits

DAVIS VALUE PORTFOLIO

PROSPECTUS

(A Portfolio of Davis Variable Account Fund, Inc.)

April 30, 2020

Ticker: QDVPAX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LOGO
OVER 50 YEARS OF RELIABLE INVESTINGSM

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, and if your insurance carrier elects to participate, paper copies of Davis Value Portfolio’s (the “Fund’s”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or the administrator of your variable insurance product.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  Please contact your financial intermediary or the administrator of your variable insurance product to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge.  Please contact your financial intermediary or the administrator of your variable insurance product to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with that financial intermediary or administrator.

PROSPECTUS | DAVIS VALUE PORTFOLIO | 1

Davis Value Portfolio Summary	3
Additional Information About Investment Objectives,
Principal Strategies, and Principal Risks	6
Non-Principal Investment Strategies and Risks	9
Management and Organization	10
Shareholder Information	11
How Your Shares Are Valued	11
Portfolio Holdings	12
Federal Income Taxes	12
Fees and Expenses of the Fund	12
Fees Paid to Dealers and Other Financial Intermediaries	13
Purchase and Redemption of Shares	13
Frequent Purchases and Redemptions of Fund Shares	14
Financial Highlights	15

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor.
This prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer.

PROSPECTUS | DAVIS VALUE PORTFOLIO | 2

Davis Value Portfolio Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.09%
Total Annual Operating Expenses	0.64%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Davis Value Portfolio	$65	$205	$357	$798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest Davis Value Portfolio’s portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market
PROSPECTUS | DAVIS VALUE PORTFOLIO | 3

price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.
Principal Risks of Investing in Davis Value Portfolio
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
◾	Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
◾
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.

◾
Financial Services Risk. Risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified loan portfolios: financial services companies may have concentrated portfolios that makes them vulnerable to economic conditions that affect an industry; (v) credit: financial services companies may have exposure to investments or agreements that may lead to losses; and (vi) competition: the financial services sector has become increasingly competitive.

◾
Foreign Country Risk. Securities of foreign companies (including ADRs) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.

◾
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.

◾
Large-Capitalization Companies Risk. The Adviser considers companies with $10 billion or more in market capitalization to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

◾
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

◾
Depositary Receipts Risk. Depositary receipts, consisting of American Depositary Receipts (“ADRs”), European Depositary Receipts, and Global Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.

◾
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.

◾
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

◾
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is

PROSPECTUS | DAVIS VALUE PORTFOLIO | 4

denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.
◾
Mid- and Small-Capitalization Companies Risk. The Adviser considers companies with less than $10 billion in market capitalization to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Davis Value Portfolio by showing how the Fund’s investment results have varied from year to year. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
Calendar Year Total Returns

Highest/Lowest quarterly results during the time period were:
Highest
13.21%          (quarter ended March 31, 2019)
Lowest
-17.57%           (quarter ended December 31, 2018)
Total return for the three months ended
March 31, 2020 (non-annualized) was ‑25.71%.

Average Annual Total Returns (For the periods ended December 31, 2019)	Past 1 Year	Past 5 Years	Past 10 Years
Davis Value Portfolio	31.17%	9.57%	10.57%
S&P 500® Index	31.49%	11.69%	13.55%
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Managers. As of the date of this prospectus, the Portfolio Managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since July 1999	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since January 2014	Vice President, Davis Selected Advisers–NY, Inc.
Purchase and Sale of Fund Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate
PROSPECTUS | DAVIS VALUE PORTFOLIO | 5

accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the net asset value next calculated after your order is received in good order by the Fund or its agents. Refer to the appropriate separate account prospectus or plan documents for details.
Tax Information
Because an investment in Davis Value Portfolio may only be made through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Fund will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Investors should look to the Contract Prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
Davis Value Portfolio and its distributor or its affiliates may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Fund as an underlying investment option in a variable contract. Ask your financial advisor for more information.
Additional Information About Investment Objectives, Principal Strategies, and Principal Risks
Investment Objective
The investment objective of Davis Value Portfolio is long-term growth of capital. The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund’s prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days’ notice before the change in investment objective was implemented.
Principal Investment Strategies
The principal investment strategies and risks for the Fund are described below. The prospectus and statement of additional information (“SAI”) contain a number of investment strategies and risks that are not principal investment strategies or principal risks for the Fund. The prospectus also contains disclosure that describes Davis Advisors’ process for determining when the Fund may pursue a non-principal investment strategy.
Davis Advisors uses the Davis Investment Discipline to invest Davis Value Portfolio’s portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.
Principal Risks of Investing in Davis Value Portfolio
If you buy shares of the Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in the Fund to decline and could prevent the Fund from achieving its stated investment objective.
◾
Common Stock Risk. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stocks, even those issued by strong companies, will likely decline in value. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.

◾
Depositary Receipts Risk. Securities of a foreign company may involve investing in Depositary Receipts, which include American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. These certificates may be sponsored or unsponsored, are issued by depositary banks, and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depositary bank may not

PROSPECTUS | DAVIS VALUE PORTFOLIO | 6

have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk, as well as the political and economic risks of the underlying issuer's country. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
◾
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. For example, Chinese securities may be subject to increased volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations, it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.

Emerging markets might have less developed trading markets and exchanges. These countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries that are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation or restrictions on foreign ownership of stocks of local companies.
◾
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

◾
Financial Services Risk. A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments, including, e.g., banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution—such as the failure of another, significant financial institution or material disruptions to the credit markets—may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified loan portfolios: financial services companies, whose securities the Fund purchases, may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (v) credit: financial services companies may have exposure to investments or agreements, which, under certain circumstances, may lead to losses, e.g., sub-prime loans; and (vi) competition: the financial services sector has become increasingly competitive.
-
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal, and in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

-
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance

PROSPECTUS | DAVIS VALUE PORTFOLIO | 7

companies may be exposed to reserve inadequacies, problems in investment portfolios (e.g., real estate or “junk” bond holdings), and failures of reinsurance carriers.
-
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are subject to extensive regulation, rapid business changes and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

-
Other Regulatory Limitations. The Securities and Exchange Commission (“SEC”) regulations impose limits on investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business. The SEC also imposes limits on investments in insurance companies. The Fund is generally prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

◾
Foreign Country Risk. Foreign companies may issue both equity and fixed income securities. The Adviser classifies a company either as “domestic” or as “foreign,” depending upon which factors the Adviser considers most important for a given company. Factors that the Adviser considers in classifying a company as domestic or foreign include: (i) whether the company is organized under the laws of the United States or a foreign country; (ii) whether the company’s securities principally trade in securities markets outside of the United States; (iii) the source of the majority of the company’s revenues or profits; and (iv) the location of the majority of the company’s assets. The Adviser generally follows the country classification indicated by a third-party service provider, but may use a different country classification if the Adviser’s analysis of the four factors provided above, or other factors that the Adviser deems relevant, indicate that a different country classification is more appropriate. Foreign country risk can be more focused on factors concerning specific countries or geographic areas when a Fund’s holdings are more focused in these countries or geographic areas.

The Fund invests a significant portion of its assets in securities issued by companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund’s performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation. When the Fund invests in foreign securities, the Fund’s operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
◾
Foreign Currency Risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline. The Fund may, but generally does not, hedge its currency risk.

◾
Headline Risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While Davis Advisors researches companies subject to such contingencies, Davis Advisors cannot be correct every time, and the company’s stock may never recover or may become worthless.

◾
Large-Capitalization Companies Risk. The Advisor considers companies with $10 billion or more in market capitalization to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

◾
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

PROSPECTUS | DAVIS VALUE PORTFOLIO | 8

◾
Mid- and Small-Capitalization Companies Risk. The Adviser considers companies with less than $10 billion in market capitalization to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets, and financial resources than larger companies. Their securities may also trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Mid- and small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

◾
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines. As an example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant disruptions to business operations (including business closures), disruptions to supply chains, consumer demand and employee availability, and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund's investments, impair a fund's ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

The Fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Non-Principal Investment Strategies and Risks
Davis Funds may implement investment strategies that are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by the Fund to achieve its investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving the Fund’s investment objectives and how the strategy affects the Fund’s potential risks and returns. In determining what a principal investment strategy is, the Adviser considers, among other things, the amount of the Fund’s assets expected to be committed to the strategy, the amount of the Fund’s assets expected to be placed at risk by the strategy and the likelihood of the Fund losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments that constitute less than 5% to 10% of the Fund’s assets, depending upon their potential impact on the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test, including, but not limited to, the percentage of a Fund’s assets invested in a single industry or in a single country.
While the Adviser expects to pursue the Fund’s investment objective by implementing the principal investment strategies described in the Fund’s prospectus, the Fund may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy (i) is likely to be consistent with shareholders’ reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund’s investment objective; (iii) is consistent with the Fund’s investment objective; (iv) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Fund’s risk profile from the risk profile that results from following the principal investment strategies as described in the Fund’s prospectus and further explained in the SAI, as amended from time to time.
Short-Term Investments. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.
Temporary Defensive Investments. The Fund may, but is not required to, use short-term investments for temporary defensive purposes. In the event that Davis Advisors’ Portfolio Managers anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. While the Fund is invested in short-term investments, it will not be pursuing its stated investment objective. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
PROSPECTUS | DAVIS VALUE PORTFOLIO | 9

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount that is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (ii) possible loss of all or a part of the income during this period; and (iii) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
Management and Organization
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs, and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds, exchange traded funds, and institutional and individual clients. For the fiscal year ended December 31, 2019, Davis Advisors’ net management fee paid by the Fund for its services (based on average net assets) was 0.55%. A discussion regarding the basis for the approval of the Fund’s investment advisory and service agreement by the Fund’s Board of Directors is contained in the Fund’s most recent semi-annual report to shareholders.
Davis Selected Advisers–NY, Inc. serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers–NY, Inc.’s offices are located at 620 Fifth Avenue, 3rd Floor, New York, New York 10020. Davis Selected Advisers–NY, Inc. provides investment management and research services for Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.’s fee is paid by Davis Advisors, not Davis Funds.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not consider whether a broker-dealer has sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three fiscal years, the Fund paid the following brokerage commissions:
	For the Year-Ended December 31,
	2019	2018	2017
Brokerage Commissions Paid	$37,847	$68,198	$28,860
Brokerage as a Percentage of Average Net Assets	0.02%	0.03%	0.01%
Portfolio Managers
Christopher Davis has served as a Portfolio Manager of Davis Value Portfolio since the inception of the Fund on July 1, 1999; he also manages other equity funds advised by Davis Advisors. He has served as portfolio manager of various equity funds managed by Davis Advisors since October 1995.
Danton Goei has served as a Portfolio Manager of Davis Value Portfolio since January 2014 and also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a research analyst in November 1998.
The Portfolio Managers listed above are jointly and primarily responsible for the day -to -day management of the Fund’s
PROSPECTUS | DAVIS VALUE PORTFOLIO | 10

portfolio. In addition, a limited portion of the Fund’s assets may be managed by Davis Advisors’ research analysts, subject to review by the Fund’s Portfolio Managers.
The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ investments in the Fund.
Shareholder Information
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
Investors should look to the most recent prospectus and SAI, as amended or supplemented from time to time, for information concerning the Fund, including information on how to purchase and redeem Fund shares and how to contact the Fund. The most recent prospectus and SAI, including any supplements or amendments thereto, will be on file with the Securities and Exchange Commission as part of the Fund’s registration statement. Please also see the back cover of this prospectus for information on other ways to obtain information about the Fund.
How Your Shares Are Valued
Once you open your account, you may buy or sell shares on any day that the New York Stock Exchange (the “NYSE”) is open for trading. The price of your shares is based upon the total value of the Fund’s investments. Your account balance may change daily because the share price may change daily.
The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time, on each day the NYSE is open or as of the time it closes, if earlier.
Valuation of Portfolio Securities
Davis Funds value securities for which market quotations are readily available at current market value. Short-term securities are valued at amortized cost. Securities listed on the NYSE, NASDAQ and other national exchanges are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded, prior to the time when the Fund’s assets are valued.
Securities, including restricted securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Pricing Committee, as further described in the SAI, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotations. The Board of Directors have delegated the determination of fair value of securities for which prices are either unavailable or unreliable to the Pricing Committee, as further described in the SAI. The Board of Directors reviews and discusses with management a summary of fair valued securities in quarterly board meetings.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time when a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
The Fund may occasionally be entitled to receive award proceeds from litigation relating to an investment security. The Fund generally does not recognize a gain on contingencies until such payment is certain, which in most cases is when a Fund receives payment.
To the extent that a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
PROSPECTUS | DAVIS VALUE PORTFOLIO | 11

Fixed income securities may be valued at prices supplied by Davis Funds’ pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government bonds, corporate bonds, asset-backed bonds, convertible securities, and high-yield or junk bonds are normally valued based on prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional trading in similar groups of securities, developments related to special securities, dividend rate, maturity, and other market data. Prices for fixed income securities received from pricing services sometimes represent best estimates. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, Davis Funds will arrive at their own fair valuation using the Fund’s fair value procedures.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.
Davis Funds’ portfolio holdings are published twice a year in the annual and semi-annual reports, which are mailed approximately 60 days after the end of the Fund’s second- and fourth-fiscal quarters. In addition, each Fund publishes its portfolio holdings on the Davis Funds’ website (www.davisfunds.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. Other information concerning the Fund’s portfolio holdings may also be published on the Davis Funds’ website from time to time. The publicly disclosed portfolio may exclude certain securities when allowed by applicable regulations and deemed to be in the best interest of a fund.
Dividends and Distributions
The Fund generally declares and pays dividends and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Mixed and Shared Funding
Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Fund may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
Federal Income Taxes
Because Shares of the Fund may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Fund will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers, the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of the Fund are sold in connection with variable insurance contracts, the Fund intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.
Fees and Expenses of the Fund
The Fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses.
PROSPECTUS | DAVIS VALUE PORTFOLIO | 12

Distribution Plans
The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. Currently the Fund does not make, and does not intend to make, any payments under this plan. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund’s assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are deducted before the Fund’s NAV is calculated and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the Fund. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
In 2019, Davis Advisors and its affiliates were charged additional fees by the insurance companies listed below. The amount of the fee is negotiated with each insurance company. Such payments were for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by Davis Advisors or its affiliates does not increase the fees paid by the Fund or their respective shareholders. Insurance companies may be added or deleted at any time.
Annuity Investors Life Insurance Company; Great-West Life & Annuity Insurance Company; The Guardian Insurance & Annuity Company, Inc.; Horace Mann Life Insurance Company; Nationwide Financial Services, Inc.; New York Life Insurance and Annuity Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Annuities Life Assurance Corporation; Transamerica Life Insurance Company; Transamerica Financial Life Insurance Company; and Transamerica Advisors Life Insurance Company.
Investors should consult their financial intermediary regarding the details of the payments they may receive in connection with the sale of fund shares.
Purchase and Redemption of Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund.
REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.
The Fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a proper redemption request. However, in some cases, payment from the Fund may take longer than one business day and may take up to seven days as is generally permitted by the Investment Company Act of 1940, as amended. The Fund may, under limited circumstances, be permitted to pay redemption proceeds beyond seven days following receipt and acceptance of a proper redemption request.
Under normal conditions, the Fund typically expects to meet shareholder redemption requests by using available cash (or cash equivalents) or by selling portfolio securities. The Fund may use additional methods to meet shareholder redemption requests, if they become necessary. These methods may be used during both normal and stressed market conditions. These methods may include, but are not limited to, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
PROSPECTUS | DAVIS VALUE PORTFOLIO | 13

In addition to paying redemption proceeds in cash, the Fund reserves the right to pay part or all of your redemption proceeds with Fund securities or other Fund assets instead of cash (in-kind redemption). On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the Fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.
Right to Reject or Restrict Any Purchases or Exchange Orders
Purchases and exchanges should be made primarily for investment purposes. The Fund may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Fund does not allow market timing because short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. As described below, almost all of the Fund’s shareholders invest in the Fund through omnibus accounts maintained by insurance companies. We request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Fund will be successful in curbing abusive short-term transactions.
Frequent Purchases and Redemptions of Fund Shares
The Davis Funds discourage short-term or excessive trading, do not accommodate short-term or excessive trading, and, if detected, intend to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
The Davis Funds’ Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30-day restriction, any shareholder redeeming shares from a fund will be precluded from investing in the same fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations that are different from the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Davis Funds and are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in the Davis Funds through those financial intermediaries. To the extent reasonably feasible, the Fund’s market timing procedures apply to all shareholder accounts and neither Davis Funds, nor Davis Advisors, have entered into agreements to exempt any shareholder from application of either the Davis Funds’, or a financial intermediary’s, market-timing procedures, as applicable.
Davis Funds receives purchase, exchange, and redemption orders from many financial intermediaries that maintain omnibus accounts with the Fund. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transactions and ownership positions. If Davis Funds, or the Distributor, discovers evidence of material excessive trading in an omnibus account, they may seek the assistance of the financial intermediary to prevent further excessive trading in the omnibus account. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Davis Funds will successfully prevent all instances of market timing.
If the Davis Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds Davis Fund’s written guidelines. In applying this policy, Davis Funds reserves the right to consider the trading of multiple accounts under common ownership, control, or influence to be trading out of a single account.
PROSPECTUS | DAVIS VALUE PORTFOLIO | 14

Financial Highlights
The following table is designed to show you the financial performance of Davis Value Portfolio for the five years ended December 31, 2019. Some of the information reflects financial results for a single fund share. The total return represents the rate at which an investor would have earned (or lost) money on an investment in the Fund, assuming that all dividends and capital gains have been reinvested.
This information has been audited by KPMG, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$6.89	$10.19	$9.10	$9.62	$11.32

Income (Loss) from Investment Operations:
Net Investment Income	0.07[a]	0.09[a]	0.07[a]	0.07[a]	0.10
Net Realized and Unrealized Gains (Losses)	2.09	(1.49)	1.99	1.09	0.10
Total from Investment Operations	2.16	(1.40)	2.06	1.16	0.20

Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.09)	(0.08)	(0.13)	(0.09)
Distributions from Realized Gains	(0.43)	(1.81)	(0.89)	(1.55)	(1.81)
Total Dividends and Distributions	(0.57)	(1.90)	(0.97)	(1.68)	(1.90)
Net Asset Value, End of Period	$8.48	$6.89	$10.19	$9.10	$9.62

Total Return[b]	31.17%	(13.60)%	22.63%	11.88%	1.60%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$217,068	$194,007	$254,032	$249,343	$321,746
Ratio of Expenses to Average Net Assets:
Gross	0.64%	0.64%	0.64%	0.62%	0.62%
Net[c]	0.64%	0.64%	0.64%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.86%	0.72%	0.78%	0.86%
Portfolio Turnover Rate[d]	8%	23%	12%	18%	27%

a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.
d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

PROSPECTUS | DAVIS VALUE PORTFOLIO | 15

Obtaining Additional Information
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI provides more detailed information about Davis Funds and their management and operations. The SAI and the Fund’s annual and semi-annual reports are available, without charge, upon request.
The Davis Funds’ SAI and annual report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.
You may request additional information:
From your Insurance Company or your Account Representative. Your insurance company or account representative can provide you with a copy of these documents.
By Telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail. Write to:          Davis Funds
P.O. Box 219197
Kansas City, MO 64121-9197

On the Internet.          www.davisfunds.com

From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Funds are also available on the EDGAR database on the SEC website (www.sec.gov). The current SAI and shareholder reports are also available, free of charge, on our website, davisfunds.com.

Over 50 years of Reliable InvestingSM                        Investment Company Act File No. 811-9293

DAVIS FINANCIAL PORTFOLIO

PROSPECTUS

(A Portfolio of Davis Variable Account Fund, Inc.)

April 30, 2020

Ticker: QDFPAX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LOGO
OVER 50 YEARS OF RELIABLE INVESTINGSM

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, and if your insurance carrier elects to participate, paper copies of the Davis Financial Portfolio’s (the “Fund’s”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or the administrator of your variable insurance product.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  Please contact your financial intermediary or the administrator of your variable insurance product to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge.  Please contact your financial intermediary or the administrator of your variable insurance product to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with that financial intermediary or administrator.

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 1

(THIS PAGE INTENTIONALLY LEFT BLANK)

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 2

Davis Financial Portfolio Summary	4
Additional Information About Investment Objectives,
Principal Strategies, and Principal Risks	7
Non-Principal Investment Strategies and Risks	11
Management and Organization	12
Shareholder Information	13
How Your Shares Are Valued	13
Portfolio Holdings	14
Federal Income Taxes	14
Fees and Expenses of the Fund	14
Fees Paid to Dealers and Other Financial Intermediaries	15
Purchase and Redemption of Shares	15
Frequent Purchases and Redemptions of Fund Shares	16
Financial Highlights	17

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor.
This prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer.

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 3

Davis Financial Portfolio Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.15%
Total Annual Operating Expenses	0.70%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Davis Financial Portfolio	$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts). The Fund may invest in large, medium or small companies without regard to market capitalization and may invest in issuers in foreign countries, including countries with developed or emerging markets.
A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies are classified by GICS based on their principal business activity. Revenue is a key factor in determining a firm’s principal business activity. Companies with their principal business activity in one of the following areas are considered financial service firms: banks, thrifts and mortgage, specialized finance, consumer finance, asset management & custody banks, investment banking & brokerage, diversified capital markets, financial exchanges and data, mortgage REITs and insurance.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different
PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 4

businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.
Principal Risks of Investing in Davis Financial Portfolio
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
◾	Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
◾
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.

◾
Financial Services Risk. Risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified loan portfolios: financial services companies may have concentrated portfolios that makes them vulnerable to economic conditions that affect an industry; (v) credit: financial services companies may have exposure to investments or agreements that may lead to losses; and (vi) competition: the financial services sector has become increasingly competitive.

◾	Credit Risk. Financial institutions are often highly leveraged and may not be able to make timely payments of interest and principal.
◾	Interest Rate Sensitivity Risk. Interest rates may have a powerful influence on the earnings of financial institutions.
◾
Focused Portfolio Risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund’s total portfolio.

◾
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.

◾
Foreign Country Risk. Securities of foreign companies (including ADRs) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.

◾
Large-Capitalization Companies Risk. The Adviser considers companies with $10 billion or more in market capitalization to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

◾
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

◾
Depositary Receipts Risk. Depositary receipts, consisting of American Depositary Receipts (“ADRs”), European Depositary Receipts, and Global Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 5

receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
◾
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

◾
Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.

◾
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards, and legal and accounting systems. These securities may be more volatile and less liquid, which may also make them more difficult to value than securities in countries with developed economies.

◾
Mid- and Small-Capitalization Companies Risk. The Adviser considers companies with less than $10 billion in market capitalization to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Davis Financial Portfolio by showing how the Fund’s investment results have varied from year to year. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
Calendar Year Total Returns

Highest/Lowest quarterly results during the time period were:
Highest
14.33%     (quarter ended March 31, 2012)
Lowest
-15.04%    (quarter ended September 30, 2011)
Total return for the three months ended
March 31, 2020 (non-annualized) was -34.45%

Average Annual Total Returns (For the periods ended December 31, 2019)	Past 1 Year	Past 5 Years	Past 10 Years
Davis Financial Portfolio	25.86%	9.73%	11.09%
S&P 500® Index	31.49%	11.69%	13.55%

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 6

Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers. As of the date of this prospectus, the Portfolio Managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	From July 1999 until May 2007 and since January 2014	Chairman, Davis Selected Advisers, L.P.
Pierce Crosbie	Since December 2018	Vice President, Davis Selected Advisers-NY, Inc.
Purchase and Sale of Fund Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the net asset value next calculated after your order is received in good order by the Fund or its agents. Refer to the appropriate separate account prospectus or plan documents for details.
Tax Information
Because an investment in Davis Financial Portfolio may only be made through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Fund will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Investors should look to the Contract Prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
Davis Financial Portfolio and its distributor or its affiliates may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Fund as an underlying investment option in a variable contract. Ask your financial advisor for more information.
Additional Information About Investment Objectives, Principal Strategies, and Principal Risks
Investment Objective
The investment objective of Davis Financial Portfolio is long-term growth of capital. The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund’s prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days’ notice before the change in investment objective was implemented.
Principal Investment Strategies
The principal investment strategies and risks for the Fund are described below. The prospectus and statement of additional information (“SAI”) contain a number of investment strategies and risks that are not principal investment strategies or principal risks for the Fund. The prospectus also contains disclosure that describes Davis Advisors’ process for determining when the Fund may pursue a non-principal investment strategy.
Davis Advisors uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts). The Fund may
PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 7

invest in large, medium or small companies without regard to market capitalization and may invest in issuers in foreign countries, including countries with developed or emerging markets.
A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies, and companies providing similar services.
Principal Risks of Investing in Davis Financial Portfolio
If you buy shares of the Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in the Fund to decline and could prevent the Fund from achieving its stated investment objective.
◾
Common Stock Risk. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stocks, even those issued by strong companies, will likely decline in value. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.

◾
Credit Risk. Like any borrower, the issuer of a fixed income security may be unable to make timely payments of interest and principal. If the issuer is unable to make payments in a timely fashion the value of the security will decline and may become worthless. Financial institutions are often highly leveraged and may not be able to make timely payments of interest and principal. Even U.S. Government Securities are subject to credit risk.

◾
Depositary Receipts Risk. Securities of a foreign company may involve investing in Depositary Receipts, which include American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. These certificates may be sponsored or unsponsored, are issued by depositary banks, and generally, trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution holds the underlying shares in trust in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest, and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk, as well as the political and economic risks of the underlying issuer's country. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.

◾
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. For example, Chinese securities may be subject to increased volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations, it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.

Emerging markets might have less developed trading markets and exchanges. These countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries that are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, or restrictions on foreign ownership of stocks of local companies.

◾
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 8

◾
Financial Services Risk. A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments, including, e.g., banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies, and companies providing similar services. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution—such as the failure of another, significant financial institution or material disruptions to the credit markets—may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified loan portfolios: financial services companies, whose securities the Fund purchases, may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (v) credit: financial services companies may have exposure to investments or agreements, which, under certain circumstances, may lead to losses, e.g., sub-prime loans; and (vi) competition: the financial services sector has become increasingly competitive.
-
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

-
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (e.g., real estate or “junk” bond holdings) and failures of reinsurance carriers.

-
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

-
Other Regulatory Limitations. The Securities and Exchange Commission (“SEC”) regulations impose limits on investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business. The SEC also imposes limits on investments in insurance companies. The Fund is generally prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

◾
Focused Portfolio Risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund’s total portfolio.

The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, which means that it is permitted to invest its assets in a more limited number of issuers than “diversified” investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies) and may
PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 9

not own more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company the Fund is not subject to the statutory diversification requirements discussed above.

◾
Foreign Country Risk. Foreign companies may issue both equity and fixed income securities. The Adviser classifies a company either as “domestic” or as “foreign,” depending upon which factors the Adviser considers most important for a given company. Factors that the Adviser considers in classifying a company as domestic or foreign include: (i) whether the company is organized under the laws of the United States or a foreign country; (ii) whether the company’s securities principally trade in securities markets outside of the United States; (iii) the source of the majority of the company’s revenues or profits; and (iv) the location of the majority of the company’s assets. The Adviser generally follows the country classification indicated by a third-party service provider, but may use a different country classification if the Adviser’s analysis of the four factors provided above, or other factors that the Adviser deems relevant, indicate that a different country classification is more appropriate. Foreign country risk can be more focused on factors concerning specific countries or geographic areas when a Fund’s holdings are more focused in these countries or geographic areas.

The Fund invests a significant portion of its assets in securities issued by companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund’s performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be developed as well, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation. When the Fund invests in foreign securities, the Fund’s operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
◾
Foreign Currency Risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline. The Fund may, but generally does not, hedge its currency risk.

◾
Headline Risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While Davis Advisors researches companies subject to such contingencies, Davis Advisors cannot be correct every time, and the company’s stock may never recover or may become worthless.

◾
Interest Rate Sensitivity Risk. Interest rate increases can cause the value of a debt security to decrease. If a security pays a fixed interest rate and market rates increase, the value of the fixed-rate security usually will decline. Interest rates may also have a powerful influence on the earnings of financial institutions.

◾
Large-Capitalization Companies Risk. The Adviser considers companies with $10 billion or more in market capitalization to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

◾
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

◾
Mid- and Small-Capitalization Companies Risk. The Adviser considers companies with less than $10 billion in market capitalization to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets, and financial resources than larger companies. Their securities may also trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Mid- and small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 10

◾
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines. As an example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant disruptions to business operations (including business closures), disruptions to supply chains, consumer demand and employee availability, and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund's investments, impair a fund's ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

The Fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Non-Principal Investment Strategies and Risks
Davis Funds may implement investment strategies that are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by the Fund to achieve its investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving the Fund’s investment objectives and how the strategy affects the Fund’s potential risks and returns. In determining what a principal investment strategy is, the Adviser considers, among other things, the amount of the Fund’s assets expected to be committed to the strategy, the amount of the Fund’s assets expected to be placed at risk by the strategy and the likelihood of the Fund losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments that constitute less than 5% to 10% of the Fund’s assets, depending upon their potential impact on the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test, including, but not limited to, the percentage of a Fund’s assets invested in a single industry or in a single country.
While the Adviser expects to pursue the Fund’s investment objective by implementing the principal investment strategies described in the Fund’s prospectus, the Fund may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy (i) is likely to be consistent with shareholders’ reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund’s investment objective; (iii) is consistent with the Fund’s investment objective; (iv) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Fund’s risk profile from the risk profile that results from following the principal investment strategies as described in the Fund’s prospectus and further explained in the SAI, as amended from time to time.
Concentrated Shareholder Base. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares. Ownership of Fund shares may be concentrated in only a few insurance companies. A redemption by an insurance company could result in a large outflow that may negatively impact the performance and expenses of the Fund. Please see the SAI for a table listing the name and holdings of each account known by the Davis Variable Account Fund, Inc., to be a record owner of more than 5% of the outstanding shares of the Fund.
Short-Term Investments. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.
Temporary Defensive Investments. The Fund may, but is not required to, use short-term investments for temporary defensive purposes. In the event that Davis Advisors’ Portfolio Managers anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political, or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. While the Fund is invested in short-term investments, it will not be pursuing its stated investment objective. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount that is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the collateral during the period while the Fund
PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 11

seeks to enforce its rights thereto; (ii) possible loss of all or a part of the income during this period; and (iii) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
Management and Organization
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs, and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds, exchange traded funds, and institutional and individual clients. For the fiscal year-ended December 31, 2019, Davis Advisors’ net management fee paid by the Fund for its services (based on average net assets) was 0.55%. A discussion regarding the basis for the approval of the Fund’s investment advisory and service agreement by the Fund’s Board of Directors is contained in the Fund’s most recent semi-annual report to shareholders.
Davis Selected Advisers–NY, Inc. serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers–NY, Inc.’s offices are located at 620 Fifth Avenue, 3rd Floor, New York, New York 10020. Davis Selected Advisers–NY, Inc. provides investment management and research services for Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.’s fee is paid by Davis Advisors, not Davis Funds.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not consider whether a broker-dealer has sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three fiscal years, the Fund paid the following brokerage commissions:
	For the Year-Ended December 31,
	2019	2018	2017
Brokerage Commissions Paid	$6,730	$15,478	$7,778
Brokerage as a Percentage of Average Net Assets	0.01%	0.02%	0.01%
Portfolio Managers
Christopher Davis has served as Portfolio Manager of Davis Financial Portfolio since January 2014 and from July 1999 until May 2007; he also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.
Pierce Crosbie has served as a Portfolio Manager of the Davis Financial Portfolio since December 2018; he also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Crosbie joined Davis Advisors in 2008.
The Portfolio Managers listed above are jointly and primarily responsible for the day -to -day management of the Fund’s portfolio. In addition, a limited portion of the Fund’s assets may be managed by Davis Advisors’ research analysts, subject to review by the Fund’s Portfolio Managers.
PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 12

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ investments in the Fund.
Shareholder Information
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
Investors should look to the most recent prospectus and SAI, as amended or supplemented from time to time, for information concerning the Fund, including information on how to purchase and redeem Fund shares and how to contact the Fund. The most recent prospectus and SAI, including any supplements or amendments thereto, will be on file with the Securities and Exchange Commission as part of the Fund’s registration statement. Please also see the back cover of this prospectus for information on other ways to obtain information about the Fund.
How Your Shares Are Valued
Once you open your account, you may buy or sell shares on any day that the New York Stock Exchange (the “NYSE”) is open for trading. The price of your shares is based upon the total value of the Fund’s investments. Your account balance may change daily because the share price may change daily.
The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time, on each day the NYSE is open or as of the time it closes, if earlier.
Valuation of Portfolio Securities
Davis Funds value securities for which market quotations are readily available at current market value. Short-term securities are valued at amortized cost. Securities listed on the NYSE, NASDAQ, and other national exchanges are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded, prior to the time when the Fund’s assets are valued.
Securities, including restricted securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Pricing Committee, as further described in the SAI, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotations. The Board of Directors have delegated the determination of fair value of securities for which prices are either unavailable or unreliable to the Pricing Committee, as further described in the SAI. The Board of Directors reviews and discusses with management a summary of fair valued securities in quarterly board meetings.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time when a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
The Fund may occasionally be entitled to receive award proceeds from litigation relating to an investment security. The Fund generally does not recognize a gain on contingencies until such payment is certain, which in most cases is when a Fund receives payment.
To the extent that a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 13

Fixed income securities may be valued at prices supplied by Davis Funds’ pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government bonds, corporate bonds, asset-backed bonds, convertible securities, and high-yield or junk bonds are normally valued based on prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institutional trading in similar groups of securities, developments related to special securities, dividend rate, maturity, and other market data. Prices for fixed income securities received from pricing services sometimes represent best estimates. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, Davis Funds will arrive at their own fair valuation using the Fund’s fair value procedures.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.
Davis Funds’ portfolio holdings are published twice a year in the annual and semi-annual reports, which are mailed approximately 60 days after the end of the Fund’s second- and fourth-fiscal quarters. In addition, each Fund publishes its portfolio holdings on the Davis Funds’ website (www.davisfunds.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. Other information concerning the Fund’s portfolio holdings may also be published on the Davis Funds’ website from time to time. The publicly disclosed portfolio may exclude certain securities when allowed by applicable regulations and deemed to be in the best interest of a fund.
Dividends and Distributions
The Fund generally declares and pays dividends and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Mixed and Shared Funding
Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Fund may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
Federal Income Taxes
Because Shares of the Fund may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Fund will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers, the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of the Fund are sold in connection with variable insurance contracts, the Fund intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.
Fees and Expenses of the Fund
The Fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses.
PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 14

Distribution Plans
The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. Currently the Fund does not make, and does not intend to make, any payments under this plan. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund’s assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are deducted before the Fund’s NAV is calculated and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the Fund. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
In 2019, Davis Advisors and its affiliates were charged additional fees by the insurance companies listed below. The amount of the fee is negotiated with each insurance company. Such payments were for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by Davis Advisors or its affiliates does not increase the fees paid by the Fund or their respective shareholders. Insurance companies may be added or deleted at any time.
Allianz Life Insurance Company of New York; Allianz Life Insurance Company of North America; Great-West Life & Annuity Insurance Company; The Guardian Insurance & Annuity Company, Inc.; and Nationwide Financial Services, Inc.
Investors should consult their financial intermediary regarding the details of the payments they may receive in connection with the sale of fund shares.
Purchase and Redemption of Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund.
REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.
The Fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a proper redemption request. However, in some cases, payment from the Fund may take longer than one business day and may take up to seven days as is generally permitted by the Investment Company Act of 1940, as amended. The Fund may be permitted, in limited circumstances, to pay redemption proceeds beyond seven days following receipt and acceptance of a proper redemption request.
Under normal conditions, the Fund typically expects to meet shareholder redemption requests by using available cash (or cash equivalents) or by selling portfolio securities. The Fund may use additional methods to meet shareholder redemption requests, if they become necessary. These methods may be used during both normal and stressed market conditions. These methods may include, but are not limited to, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
In addition to paying redemption proceeds in cash, the Fund reserves the right to pay part or all of your redemption proceeds with Fund securities or other Fund assets instead of cash (in-kind redemption). On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become
PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 15

difficult to sell. If the Fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.
Right to Reject or Restrict Any Purchases or Exchange Orders
Purchases and exchanges should be made primarily for investment purposes. The Fund may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Fund does not allow market timing because short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. As described below, almost all of the Fund’s shareholders invest in the Fund through omnibus accounts maintained by insurance companies. We request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Fund will be successful in curbing abusive short-term transactions.
Frequent Purchases and Redemptions of Fund Shares
The Davis Funds discourage short-term or excessive trading, do not accommodate short-term or excessive trading, and, if detected, intend to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
The Davis Funds’ Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30-day restriction, any shareholder redeeming shares from a fund will be precluded from investing in the same fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations that are different from the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Davis Funds and are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in the Davis Funds through those financial intermediaries. To the extent reasonably feasible, the Fund’s market timing procedures apply to all shareholder accounts and neither Davis Funds, nor Davis Advisors, have entered into agreements to exempt any shareholder from application of either the Davis Funds’, or a financial intermediary’s, market-timing procedures, as applicable.
Davis Funds receives purchase, exchange, and redemption orders from many financial intermediaries that maintain omnibus accounts with the Fund. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transactions and ownership positions. If Davis Funds or the Distributor discovers evidence of material excessive trading in an omnibus account, they may seek the assistance of the financial intermediary to prevent further excessive trading in the omnibus account. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Davis Funds will successfully prevent all instances of market timing.
If the Davis Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds Davis Fund’s written guidelines. In applying this policy, Davis Funds reserves the right to consider the trading of multiple accounts under common ownership, control, or influence to be trading out of a single account.
PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 16

Financial Highlights
The following table is designed to show you the financial performance of Davis Financial Portfolio for the five years ended December 31, 2019. Some of the information reflects financial results for a single fund share. The total return represents the rate at which an investor would have earned (or lost) money on an investment in the Fund, assuming that all dividends and capital gains have been reinvested.
This information has been audited by KPMG, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.55	$15.50	$14.03	$13.31	$14.98

Income (Loss) from Investment Operations:
Net Investment Income	0.22	0.21	0.12	0.14	0.13
Net Realized and Unrealized Gains (Losses)	2.77	(1.89)	2.89	1.76	0.20
Total from Investment Operations	2.99	(1.68)	3.01	1.90	0.33

Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.20)	(0.12)	(0.14)	(0.14)
Distributions from Realized Gains	(0.86)	(2.07)	(1.42)	(1.04)	(1.86)
Total Dividends and Distributions	(1.07)	(2.27)	(1.54)	(1.18)	(2.00)
Net Asset Value, End of Period	$13.47	$11.55	$15.50	$14.03	$13.31

Total Return[a]	25.86%	(10.67)%	21.42%	14.25%	2.01%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$67,991	$61,692	$75,378	$69,765	$67,541
Ratio of Expenses to Average Net Assets:
Gross	0.70%	0.69%	0.72%	0.70%	0.68%
Net[b]	0.70%	0.69%	0.72%	0.65%	0.68%
Ratio of Net Investment Income to Average Net Assets	1.58%	1.31%	0.75%	1.04%	0.82%
Portfolio Turnover Rate[c]	6%	23%	14%	12%	12%

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.
c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 17

(THIS PAGE INTENTIONALLY LEFT BLANK)

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 18

(THIS PAGE INTENTIONALLY LEFT BLANK)

PROSPECTUS | DAVIS FINANCIAL PORTFOLIO | 19

Obtaining Additional Information
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI provides more detailed information about Davis Funds and their management and operations. The SAI and the Fund’s annual and semi-annual reports are available, without charge, upon request.
The Davis Funds’ SAI and annual report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.
You may request additional information:
From your Insurance Company or your Account Representative. Your insurance company or account representative can provide you with a copy of these documents.
By Telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail. Write to:          Davis Funds
P.O. Box 219197
Kansas City, MO 64121-9197
On the Internet.          www.davisfunds.com
From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Funds are also available on the EDGAR database on the SEC website (www.sec.gov). The current SAI and shareholder reports are also available, free of charge, on our website, davisfunds.com.

Over 50 years of Reliable InvestingSM          Investment Company Act File No. 811-9293

DAVIS REAL ESTATE PORTFOLIO

PROSPECTUS

(A Portfolio of Davis Variable Account Fund, Inc.)

April 30, 2020

Ticker: QDRPAX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LOGO
OVER 50 YEARS OF RELIABLE INVESTINGSM

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, and if your insurance carrier elects to participate, paper copies of Davis Real Estate Portfolio’s (the “Fund’s”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or the administrator of your variable insurance product.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  Please contact your financial intermediary or the administrator of your variable insurance product to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge.  Please contact your financial intermediary or the administrator of your variable insurance product to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with that financial intermediary or administrator.

PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 1

Davis Real Estate Portfolio Summary	3
Additional Information About Investment Objectives,
Principal Strategies and Principal Risks	6
Non-Principal Investment Strategies and Risks	8
Management and Organization	9
Shareholder Information	10
How Your Shares Are Valued	10
Portfolio Holdings	11
Federal Income Taxes	11
Fees and Expenses of the Fund	12
Fees Paid to Dealers and Other Financial Intermediaries	12
Purchase and Redemption of Shares	12
Frequent Purchases and Redemptions of Fund Shares	13
Financial Highlights	14

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s distributor.
This prospectus does not constitute an offer by the Fund or by the Fund’s distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer.

PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 2

Davis Real Estate Portfolio Summary
Investment Objective
The Fund seeks total return through a combination of growth and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.42%
Total Annual Operating Expenses	0.97%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Davis Real Estate Portfolio	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests principally in common stocks of domestic companies and may invest in foreign companies (including indirect holdings of a foreign issuer’s common stock through depositary receipts).
A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (“REITs”), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate Portfolio’s real estate securities are, and will likely continue to be, interests in publicly traded REITs. REITs pool investors’ funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical.
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 3

Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.
Principal Risks of Investing in Davis Real Estate Portfolio
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
◾	Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
◾
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.

◾
Real Estate Risk. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including declines in property values, increases in property taxes, operating expenses, interest rates or competition, overbuilding, changes in zoning laws, or losses from casualty or condemnation.

◾
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.

◾
Large-Capitalization Companies Risk. The Adviser considers companies with $10 billion or more in market capitalization to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

◾
Manager Risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

◾
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

◾
Mid- and Small-Capitalization Companies Risk. The Adviser considers companies with less than $10 billion in market capitalization to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

◾	Variable Current Income Risk. The income that the Fund pays to investors is not stable.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Davis Real Estate Portfolio by showing how the Fund’s investment results have varied from year to year. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad-based securities market index, and of the Wilshire U.S. Real Estate Securities Index. The Wilshire U.S. Real Estate Securities Index is a measure of the performance of publicly traded
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 4

real estate securities. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
Calendar Year Total Returns

Highest/Lowest quarterly results during the time period were:
Highest
16.90%             (quarter ended March 31, 2019)
Lowest
-13.63%  (quarter ended September 30, 2011)
Total return for the three months ended
March 31, 2020 (non-annualized) was -25.75%.

Average Annual Total Returns (For the periods ended December 31, 2019)	Past 1 Year	Past 5 Years	Past 10 Years
Davis Real Estate Portfolio	25.74%	7.63%	10.75%
Wilshire U.S. Real Estate Securities Index	25.79%	7.21%	12.11%
S&P 500® Index	31.49%	11.69%	13.55%

Davis Real Estate Portfolio Yield (For the period ended December 31, 2019)
30-Day SEC Yield:	1.17%
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Managers. As of the date of this prospectus, the Portfolio Managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Andrew Davis	Since July 1999	President, Davis Selected Advisers, L.P.
Chandler Spears	Since May 2003	Vice President, Davis Selected Advisers–NY, Inc.
Purchase and Sale of Fund Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the net asset value next calculated after your order is received in good order by the Fund or its agents. Refer to the appropriate separate account prospectus or plan documents for details.
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 5

Tax Information
Because an investment in Davis Real Estate Portfolio may only be made through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Fund will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Investors should look to the Contract Prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
Davis Real Estate Portfolio and its distributor or its affiliates may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Fund as an underlying investment option in a variable contract. Ask your financial advisor for more information.
Additional Information About Investment Objectives, Principal Strategies and Principal Risks
Investment Objective
The investment objective of Davis Real Estate Portfolio is total return through a combination of growth and income. The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund’s prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days’ notice before the change in investment objective was implemented.
Principal Investment Strategies
The principal investment strategies and risks for the Fund are described below. The prospectus and statement of additional information (“SAI”) contain a number of investment strategies and risks that are not principal investment strategies or principal risks for the Fund. The prospectus also contains disclosure that describes Davis Advisors’ process for determining when the Fund may pursue a non-principal investment strategy.
Davis Advisors uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests principally in common stocks (including indirect holdings of a foreign issuer’s common stock through depositary receipts). A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (“REITs”), brokers, developers, lenders, and companies with substantial real estate holdings, such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate Portfolio’s real estate securities are, and will likely continue to be, interests in publicly traded REITs. REITs pool investors’ funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.
Principal Risks of Investing in Davis Real Estate Portfolio
If you buy shares of the Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in the Fund to decline and could prevent the Fund from achieving its stated investment objective.
◾
Common Stock Risk. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stocks, even those issued by strong companies, will likely decline in value. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.

◾
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 6

◾
Headline Risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While Davis Advisors researches companies subject to such contingencies, Davis Advisors cannot be correct every time, and the company’s stock may never recover or may become worthless.

◾
Large-Capitalization Companies Risk. The Adviser considers companies with $10 billion or more in market capitalization to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

◾
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

◾
Mid- and Small-Capitalization Companies Risk. The Adviser considers companies with less than $10 billion in market capitalization to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets, and financial resources than larger companies. Their securities may also trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Mid- and small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

◾
Real Estate Risk. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders, and companies with substantial real estate holdings, such as paper, lumber, hotel, and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Securities issued by REITs may trade less frequently and be less liquid than common stock issued by other companies.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate including: (i) declines in property values because of changes in the economy or the surrounding area, or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates, or competition; (iii) overbuilding; (iv) changes in zoning laws; (v) losses from casualty or condemnation; (vi)declines in the value of real estate and risks related to general and local economic conditions; (vii) uninsured casualties or condemnation losses; (viii) fluctuations in rental income; (ix) changes in neighborhood values; (x) the appeal of properties to tenants; (xi) increases in interest rates; and (xii) access to the credit markets. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own.
Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, the possibility of failing to qualify for the favorable federal income tax treatment generally available to REITs under the Internal Revenue Code, and failure to maintain exemption from registration under the Investment Company Act of 1940. Changes in interest rates also may affect the value of the debt securities in the Fund’s portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 7

the expense of the Fund, but also similar indirect expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.
◾
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines. As an example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant disruptions to business operations (including business closures), disruptions to supply chains, consumer demand and employee availability, and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund's investments, impair a fund's ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

◾
Variable Current Income Risk. The income that the Fund pays to investors is not stable. When interest rates increase, the Fund’s income distributions are likely to increase. When interest rates decrease, the Fund’s income distributions are likely to decrease.

The Fund’s shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Non-Principal Investment Strategies and Risks
Davis Funds may implement investment strategies that are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice or technique used by the Fund to achieve its investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving the Fund’s investment objectives and how the strategy affects the Fund’s potential risks and returns. In determining what a principal investment strategy is, the Adviser considers, among other things, the amount of the Fund’s assets expected to be committed to the strategy, the amount of the Fund’s assets expected to be placed at risk by the strategy and the likelihood of the Fund losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments that constitute less than 5% to 10% of the Fund’s assets, depending upon their potential impact on the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test, including, but not limited to, the percentage of a Fund’s assets invested in a single industry or in a single country.
While the Adviser expects to pursue the Fund’s investment objective by implementing the principal investment strategies described in the Fund’s prospectus, the Fund may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy (i) is likely to be consistent with shareholders’ reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund’s investment objective; (iii) is consistent with the Fund’s investment objective; (iv) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Fund’s risk profile from the risk profile that results from following the principal investment strategies as described in the Fund’s prospectus and further explained in the SAI, as amended from time to time.
Concentrated Shareholder Base. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares. Ownership of Fund shares may be concentrated in only a few insurance companies. A redemption by an insurance company could result in a large outflow that may negatively impact the performance and expenses of the Fund. Please see the statement of additional information for a table listing the name and holdings of each account known by the Davis Variable Account Fund, Inc., to be a record owner of more than 5% of the outstanding shares of the Fund.
Short-Term Investments. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.
Temporary Defensive Investments. The Fund may, but is not required to, use short-term investments for temporary defensive purposes. In the event that Davis Advisors’ Portfolio Managers anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), the Fund may reduce its risk by investing in short-term securities until market conditions improve. While the Fund is invested in short-term investments, it will not be
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 8

pursuing its stated investment objective. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount that is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (ii) possible loss of all or a part of the income during this period; and (iii) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
Foreign Securities. In the past, the Fund invested a significant amount in foreign companies. The Fund retains the flexibility to invest in foreign companies. The Fund’s SAI contains more information regarding the additional risks (e.g., currency risk, depositary receipts risk) presented by investments in foreign securities.
For more details concerning current investments and market outlook, please see the Fund’s most recent shareholder report.
Management and Organization
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs, and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds, exchange traded funds, and institutional and individual clients. For the fiscal year- ended December 31, 2019, Davis Advisors’ net management fee paid by the Fund for its services (based on average net assets) was 0.55%. A discussion regarding the basis for the approval of the Fund’s investment advisory and service agreement by the Fund’s Board of Directors is contained in the Fund’s most recent semi-annual report to shareholders.
Davis Selected Advisers–NY, Inc. serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers–NY, Inc.’s offices are located at 620 Fifth Avenue, 3rd Floor, New York, New York 10020. Davis Selected Advisers–NY, Inc. provides investment management and research services for Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.’s fee is paid by Davis Advisors, not Davis Funds.
Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not consider whether a broker-dealer has sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 9

Over the last three fiscal years, the Fund paid the following brokerage commissions:
	For the Year-Ended December 31,
	2019	2018	2017
Brokerage Commissions Paid	$3,145	$8,651	$9,353
Brokerage as a Percentage of Average Net Assets	0.02%	0.06%	0.06%
Portfolio Managers
Andrew A. Davis has served as Portfolio Manager of Davis Real Estate Portfolio since its inception on July 1, 1999; he also manages other Davis equity funds. Mr. Davis has served as portfolio manager of various equity funds managed by Davis Advisors since 1993.
Chandler Spears has served as Portfolio Manager of Davis Real Estate Portfolio since May 1, 2003; he also manages other Davis equity funds. Mr. Spears joined Davis Advisors in November 2000 as a real estate analyst.
The Portfolio Managers listed above are jointly and primarily responsible for the day -to -day management of the Fund’s portfolio. In addition, a limited portion of the Fund’s assets may be managed by Davis Advisors’ research analysts, subject to review by the Fund’s Portfolio Managers.
The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ investments in the Fund.
Shareholder Information
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
Investors should look to the most recent prospectus and SAI, as amended or supplemented from time to time, for information concerning the Fund, including information on how to purchase and redeem Fund shares and how to contact the Fund. The most recent prospectus and SAI, including any supplements or amendments thereto, will be on file with the Securities and Exchange Commission as part of the Fund’s registration statement. Please also see the back cover of this prospectus for information on other ways to obtain information about the Fund.
How Your Shares Are Valued
Once you open your account, you may buy or sell shares on any day that the New York Stock Exchange (the “NYSE”) is open for trading. The price of your shares is based upon the total value of the Fund’s investments. Your account balance may change daily because the share price may change daily.
The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time, on each day the NYSE is open or as of the time it closes, if earlier.
Valuation of Portfolio Securities
Davis Funds value securities for which market quotations are readily available at current market value. Short-term securities are valued at amortized cost. Securities listed on the NYSE, NASDAQ and other national exchanges are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded, prior to the time when the Fund’s assets are valued.
Securities, including restricted securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Pricing Committee, as further described in the SAI, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotations. The Board of Directors have delegated the determination of fair value of securities for which prices are either unavailable or unreliable to the Pricing Committee, as further described in the SAI. The Board of Directors reviews and discusses with management a summary of fair valued securities in quarterly board meetings.
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 10

In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time when a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
The Fund may occasionally be entitled to receive award proceeds from litigation relating to an investment security. The Fund generally does not recognize a gain on contingencies until such payment is certain, which in most cases is when a Fund receives payment.
To the extent that a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
Fixed income securities may be valued at prices supplied by Davis Funds’ pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government bonds, corporate bonds, asset-backed bonds, convertible securities, and high-yield or junk bonds are normally valued based on prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices for fixed income securities received from pricing services sometimes represent best estimates. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, Davis Funds will arrive at their own fair valuation using the Fund’s fair value procedures.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.
Davis Funds’ portfolio holdings are published twice a year in the annual and semi-annual reports, which are mailed approximately 60 days after the end of the Fund’s second- and fourth-fiscal quarters. In addition, each Fund publishes its portfolio holdings on the Davis Funds’ website (www.davisfunds.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. Other information concerning the Fund’s portfolio holdings may also be published on the Davis Funds’ website from time to time. The publicly disclosed portfolio may exclude certain securities when allowed by applicable regulations and deemed to be in the best interest of a fund.
Dividends and Distributions
The Fund generally declares and pays dividends quarterly and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.
Mixed and Shared Funding
Shares of the Fund are offered in connection with mixed and shared funding, i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Fund may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
Federal Income Taxes
Because Shares of the Fund may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Fund will be exempt from current federal income
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 11

taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers, the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of the Fund are sold in connection with variable insurance contracts, the Fund intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.
Fees and Expenses of the Fund
The Fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses.
Distribution Plans
The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. Currently the Fund does not make, and does not intend to make, any payments under this plan. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund’s assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are deducted before the Fund’s NAV is calculated and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the Fund. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.
Fees Paid to Dealers and Other Financial Intermediaries
In 2019, Davis Advisors and its affiliates were charged additional fees by the insurance companies listed below. The amount of the fee is negotiated with each insurance company. Such payments were for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by Davis Advisors or its affiliates does not increase the fees paid by the Fund or their respective shareholders. Insurance companies may be added or deleted at any time.
Allianz Life Insurance Company of North America and Guardian Insurance & Annuity Company, Inc.
Investors should consult their financial intermediary regarding the details of the payments they may receive in connection with the sale of fund shares.
Purchase and Redemption of Shares
Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund.
REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING VARIABLE INSURANCE
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 12

CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.
The Fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a proper redemption request. However, in some cases, payment from the Fund may take longer than one business day and may take up to seven days as is generally permitted by the Investment Company Act of 1940, as amended. The Fund may, under limited circumstances, be permitted to pay redemption proceeds beyond seven days following receipt and acceptance of a proper redemption request.
Under normal conditions, the Fund typically expects to meet shareholder redemption requests by using available cash (or cash equivalents) or by selling portfolio securities. The Fund may use additional methods to meet shareholder redemption requests, if they become necessary. These methods may be used during both normal and stressed market conditions. These methods may include, but are not limited to, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
In addition to paying redemption proceeds in cash, the Fund reserves the right to pay part or all of your redemption proceeds with Fund securities or other Fund assets instead of cash (in-kind redemption). On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the Fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.
Right to Reject or Restrict Any Purchases or Exchange Orders
Purchases and exchanges should be made primarily for investment purposes. The Fund may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Fund does not allow market timing because short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. As described below, almost all of the Fund’s shareholders invest in the Fund through omnibus accounts maintained by insurance companies. We request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Fund will be successful in curbing abusive short-term transactions.
Frequent Purchases and Redemptions of Fund Shares
The Davis Funds discourage short-term or excessive trading, do not accommodate short-term or excessive trading, and, if detected, intend to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
The Davis Funds’ Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30-day restriction, any shareholder redeeming shares from a fund will be precluded from investing in the same fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations that are different from the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Davis Funds and are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in the Davis Funds through those financial intermediaries. To the extent reasonably feasible, the Fund’s market timing procedures apply to all shareholder accounts and neither Davis Funds, nor Davis Advisors, have entered into agreements to exempt any shareholder from application of either the Davis Funds’, or a financial intermediary’s, market-timing procedures, as applicable.
Davis Funds receives purchase, exchange and redemption orders from many financial intermediaries that maintain omnibus accounts with the Fund. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transactions and ownership positions. If Davis Funds, or the Distributor, discovers evidence of material excessive trading in an omnibus account, they may seek the assistance of the financial intermediary to prevent further excessive trading in the omnibus account. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Davis Funds will successfully prevent all instances of market timing.
If the Davis Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds Davis Fund’s written guidelines. In applying this policy, Davis Funds reserves the right to consider the trading of multiple accounts under common ownership, control, or influence to be trading out of a single account.
PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 13

Financial Highlights
The following table is designed to show you the financial performance of Davis Real Estate Portfolio for the five years ended December 31, 2019. Some of the information reflects financial results for a single fund share. The total return represents the rate at which an investor would have earned (or lost) money on an investment in the Fund, assuming that all dividends and capital gains have been reinvested.
This information has been audited by KPMG, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.02	$14.85	$14.36	$13.31	$13.31

Income (Loss) from Investment Operations:
Net Investment Income[a]	0.28	0.30	0.22	0.18	0.14
Net Realized and Unrealized Gains (Losses)	3.06	(1.01)	0.96	1.11	0.08
Total from Investment Operations	3.34	(0.71)	1.18	1.29	0.22

Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.41)	(0.18)	(0.24)	(0.22)
Distributions from Realized Gains	(0.52)	(0.71)	(0.51)	–	–
Total Dividends and Distributions	(0.67)	(1.12)	(0.69)	(0.24)	(0.22)
Net Asset Value, End of Period	$15.69	$13.02	$14.85	$14.36	$13.31

Total Return[b]	25.74%	(4.82)%	8.25%	9.70%	1.65%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,414	$12,564	$15,602	$17,855	$17,921
Ratio of Expenses to Average Net Assets:
Gross	0.97%	1.00%	0.93%	0.87%	0.85%
Net[c]	0.97%	1.00%	0.93%	0.74%	0.85%
Ratio of Net Investment Income to Average Net Assets	1.83%	2.07%	1.50%	1.29%	1.02%
Portfolio Turnover Rate[d]	15%	40%	22%	55%	95%

a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.
d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 14

(THIS PAGE INTENTIONALLY LEFT BLANK)

PROSPECTUS | DAVIS REAL ESTATE PORTFOLIO | 15

Obtaining Additional Information
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI provides more detailed information about Davis Funds and their management and operations. The SAI and the Fund’s annual and semi-annual reports are available, without charge, upon request.
The Davis Funds’ SAI and annual report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.
You may request additional information:
From your Insurance Company or your Account Representative. Your insurance company or account representative can provide you with a copy of these documents.
By Telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail. Write to:          Davis Funds
P.O. Box 219197
Kansas City, MO 64121-9197

On the Internet.          www.davisfunds.com

From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Funds are also available on the EDGAR database on the SEC website (www.sec.gov). The current SAI and shareholder reports are also available, free of charge, on our website, davisfunds.com.

Over 50 years of Reliable InvestingSM                                           Investment Company Act File No. 811-9293

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2020

DAVIS VALUE PORTFOLIO
DAVIS FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO

Each an Authorized Series of
Davis Variable Account Fund, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
1-800-279-0279

Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

This statement of additional information is not a prospectus and should be read in conjunction with the Funds’ prospectus dated April 30, 2020. This statement of additional information incorporates the prospectus by reference. A copy of the Funds’ prospectus may be obtained, without charge, by calling Investor Services at 1-800-279-0279 or by visiting our website at www.davisfunds.com/prospectuses_and_forms/.

The Funds’ most recent annual report and semi-annual report to shareholders are separate documents that are available on request and without charge by calling Investor Services.

Tickers:
Davis Value Portfolio	QDVPAX
Davis Financial Portfolio	QDFPAX
Davis Real Estate	QDRPAX

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 1

Section I: Investment Objectives, Strategies, Risks and Restrictions	3
Investment Objective	3
Non-Principal Investment Strategies and Risks	3
Portfolio Transactions	22
Investment Restrictions	25
Section II: The Fund and Key Persons	29
Organization of the Funds	29
Directors and Officers	30
Directors	30
Independent Directors’ Compensation	31
Officers	31
Standing Committees of the Board of Directors	32
Risk Oversight	33
Directors’ Fund Holdings	34
Independent Directors’ Affiliations and Transactions	34
Certain Shareholders of the Funds	35
Investment Advisory Services	35
Portfolio Managers	37
Disclosure of Portfolio Holdings	39
Distribution of Fund Shares	40
Other Important Service Providers	41
Section III: General Information	41
Determining the Price of Shares	41
Federal Income Taxes	42
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents	43
Performance Data	43
Appendix A: Quality Ratings of Debt Securities	46
Appendix B: Summary of the Adviser’s Proxy Voting Policies and Procedures	48

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 2

Section I:
Investment Objectives, Strategies, Risks, and Restrictions
This statement of additional information supplements, and should be read in conjunction with, the prospectuses for Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (each a “Fund” and jointly the “Funds”).
The Adviser and Sub-Adviser. The Funds are managed by Davis Selected Advisers, L.P. (the “Adviser”) and Davis Selected Advisers–NY, Inc. (the “Sub-Adviser”).
Investment Objective
The investment objective, principal investment strategies and the main risks of investing in each Fund are described in each Fund’s prospectus. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund may not be appropriate for all investors and short-term investing is discouraged. The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. Each Fund’s prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days’ notice before the change in investment objective was implemented.
In the discussions that follow, “Fund” or “Funds” applies equally to Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, unless the context indicates otherwise.
Non-Principal Investment Strategies and Risks
Davis Funds may implement investment strategies which are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by the Funds to achieve their investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving the Fund’s investment objectives and how the strategy affects the Fund’s potential risks and returns. In determining what a principal investment strategy is, the Adviser considers, among other things, the amount of the Fund’s assets expected to be committed to the strategy, the amount of the Fund’s assets expected to be placed at risk by the strategy, and the likelihood of the Fund losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments which constitute less than 5% to 10% of a Fund’s assets depending upon their potential impact upon the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test, including, but not limited to, the percentage of a Fund’s assets invested in a single industry or in a single country.
While the Adviser expects to pursue the Funds’ investment objectives by implementing the principal investment strategies described in the Funds’ prospectus, a Fund may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (i) is likely to be consistent with shareholders’ reasonable expectations; (ii) is likely to assist the Adviser in pursuing the Fund’s investment objective; (iii) is consistent with the Fund’s investment objective; (iv) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (v) will not materially change the Fund’s risk profile from the risk profile that results from following the principal investment strategies as described in the Fund’s prospectus and further explained in this statement of additional information, as amended from time to time.
The composition of the Fund’s portfolio and the strategies that the Adviser may use to try to achieve the Fund’s investment objectives may vary depending on market conditions and available investment opportunities. The Fund is not required to use any of the investment strategies described below in pursuing its investment objective. The Fund may use some of the investment strategies rarely or not at all. Whether the Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.
The principal investment strategies and risks for each Fund are described in each Fund’s prospectus. An investment strategy that is a principal investment strategy for one Fund may be a non-principal investment strategy for one of the other Funds, which, therefore, may only invest a limited portion of its assets in the non-principal investment strategy, as described above. Described below are a number of investment strategies and risks that are not principal investment strategies or principal risks for any of the Funds (and are thus not included in the Funds’ prospectus).
Equity Strategies and Risks
Emphasizing Investments in Selected Market Sectors. A Fund may invest up to 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. Significant investments in selected market sectors render a portfolio particularly vulnerable to the risks of its target sectors.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 3

Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations that generate primarily passive income. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.
Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes efforts to ensure compliance with federal tax reporting of these investments, however, there is no guarantee that the Fund’s efforts will always be successful.
Unsponsored Depositary Receipts. A Fund may invest in both sponsored and unsponsored arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the holders. Foreign issuers in respect of whose securities unsponsored depositary receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored depositary receipts are traded. Therefore, such information may not be reflected in the prices of such securities in those markets. Shareholder benefits, voting rights, and other attached rights may not be extended to the holders of unsponsored depositary receipts.
Investments in Other Investment Companies. The Funds may invest in securities issued by other investment companies, which could include open-end funds, closed-end funds, or exchange-traded funds (“ETFs,” which are typically open-ended funds or unit investment trusts listed on a stock exchange). In some instances, an ETF or closed-end fund may trade at market prices that are higher or lower than the NAV. The Funds may do so as a way of gaining exposure to securities represented by the investment company’s portfolio at times when the Funds may not be able to buy those securities directly. As shareholders of an investment company, the Funds would be subject to their ratable share of that investment company’s expenses, including its advisory and administration expenses. At the same time, the Funds would bear their own management fees and expenses. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. The Funds do not intend to invest in other investment companies unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Funds’ investments in the securities of other investment companies are subject to the limits that apply to those kinds of investments under the Investment Company Act of 1940, as revised (“1940 Act”).
Initial Public Offerings (“IPOs”). An IPO is the initial public offering of securities of a particular company. IPOs in which the Fund invests may have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for a short length of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.
Rights and Warrants. Rights and warrants are forms of equity securities. Basically, warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Other Forms of Equity Securities. In addition to common stock, the Fund may invest in other forms of equity securities, including preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, will likely decline in value.
Financial Services. A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments, including, e.g., banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 4

companies, insurance companies, and companies providing similar services. Due to the wide variety of companies in the financial services sector, each may react in different ways to changes in economic and market conditions.
Risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution—such as the failure of another, significant financial institution or material disruptions to the credit markets—may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (v) credit: financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, e.g., sub-prime loans; and (vi) competition: the financial services sector has become increasingly competitive.
-
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy or sub-prime mortgages) and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

-
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes, and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (e.g., real estate or “junk” bond holdings), and failures of reinsurance carriers.

-
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third-parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

-
Other Regulatory Limitations. The Securities and Exchange Commission (“SEC”) regulations impose limits on investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business. The SEC also imposes limits on investments in insurance companies. The Fund is generally prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

Inflation Risk. Also called purchasing power risk, this is the chance that the cash flows from an investment will not be worth as much in the future because of changes in purchasing power due to inflation.

Real Estate Risk. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 5

Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Securities issued by REITs may trade less frequently and be less liquid than common stock issued by other companies.
Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate including: (i) declines in property values due to changes in the economy or the surrounding area, or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates, or competition; (iii) overbuilding; (iv) changes in zoning laws; (v) losses from casualty or condemnation; (vi) declines in the value of real estate, risks related to general and local economic conditions; (vii) uninsured casualties or condemnation losses; (viii) fluctuations in rental income; (ix) changes in neighborhood values; (x) the appeal of properties to tenants; (xi) increases in interest rates; and (xii) access to the credit markets. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own.
Equity REITs may be affected by changes in the value of the underlying property owned by the trusts while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. REITs also are subject to: (i) heavy cash flow dependency; (ii) defaults by borrowers; (iii) self-liquidation; (iv) the possibility of failing to qualify for the favorable federal income tax treatment generally available to REITs under the Internal Revenue Code; and (v) failing to maintain exemption from registration under the 1940 Act. Changes in interest rates also may affect the value of the debt securities in the Fund’s portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.
Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. For example, Chinese securities may be subject to increased volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, or political and social instability. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations, it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.
Emerging markets might have less developed trading markets and exchanges. These countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries that are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, or restrictions on foreign ownership of stocks of local companies.
Foreign Currency Risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund may, but generally does not, hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s shares tends to decline.
Depositary Receipts Risk. Depositary receipts, including American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. Depositary receipts may trade at a discount or premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.
To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, its operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 6

Focused Portfolio Risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, negative or positive, on the value of the Fund’s total portfolio.
Preferred Stock Risk. Preferred stock is a form of equity security and is generally ranked behind an issuer’s debt securities in claims for dividends and assets of an issuer in a liquidation or bankruptcy. For this reason, the price of a preferred stock may react more strongly than the debt securities of an issuer. Preferred stock is subject to issuer and market risk that is applicable to equity securities in general. An adverse event may have a negative impact on a company and could result in a decline in the price of its preferred stock. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Convertible Securities. Convertible securities are a form of equity security. Generally, convertible securities are: bonds, debentures, notes, preferred stocks, warrants, or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer, are automatically converted or exchanged at a certain time, on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it.
Convertible bonds, debentures, and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled Bonds and Other Debt Securities and High-Yield, High-Risk Debt Securities.
Due to its conversion feature, the price of a convertible security normally varies in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.
Fixed income securities are generally considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Fixed Income Strategies and Risks
Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund’s investment strategies, may contribute to the achievement of the Fund’s investment objective, and will not violate any of the Fund’s investment restrictions. The U.S. Government, corporations, and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate depending on factors such as interest rates, credit quality, and maturity.
Bonds and other debt securities, generally, are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled High-Yield, High-Risk Debt Securities.
Bonds and other debt securities are generally interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 7

U.S. Government Securities. U.S. Government securities represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.
U.S. Government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled, and after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are characterized as “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of such certificates.
As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of the Treasury, through a securities lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.
Pools of mortgages also are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. Additionally, a pool’s term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.
A collateralized mortgage obligation (“CMO”) is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities, or corporate debt obligations. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments are typically used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities, typically, have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.
Investments in mortgage-related U.S. Government securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund’s ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to “maturity extension risk,” which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short- or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 8

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayment on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greatest in the case of more highly subordinate securities.
The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund’s portfolio. Generally, when the level of interest rates rise, the value of the Fund’s investment in U.S. Government securities is likely to decline and, when the level of interest rates decline, the value of the Fund’s investment in U.S. Government securities is likely to rise.
The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund’s current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund’s potential income and capital gain will be reduced or its potential loss will be increased.
Interest Rate Sensitivity Risk. If a security pays a fixed interest rate and market rates increase, the value of the fixed-rate security should decline. Interest rates may also have a powerful influence on the earnings of financial institutions.
Credit Risk. Like any borrower, the issuer of a fixed income security may be unable to make timely payments of interest and principal. If the issuer is unable to make payments in a timely fashion the value of the security will decline and may become worthless. Financial institutions are often highly leveraged and may not be able to make timely payments of interest and principal. Even U.S. Government Securities are subject to credit risk.
High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds, and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor’s Corporation (“S&P”), rated Ba or lower by Moody’s Investors Service (“Moody’s”), or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody’s are referred to in the financial community as “junk bonds” and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody’s as one of several factors in its independent credit analysis of issuers. A description of each bond quality category is set forth in Appendix A, titled “Quality Ratings of Debt Securities.” Moody’s and S&P ratings represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.
While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and subordinated to other creditors of the issuer. High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions. If these provisions are exercised when investment rates are declining, it could result in the replacement of such securities with lower-yielding securities, which results in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind, or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation at the Fund level, the Fund may have to sell portfolio securities to meet distribution requirements.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 9

The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities. If negative factors such as these adversely impact the market value of high-yield, high-risk securities and the Fund holds such securities, the Fund’s net asset value will be adversely affected.
The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues. It may also make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.
Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns. Zero-coupon, pay-in-kind, and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind, or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind, or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its distribution requirements under circumstances that could be adverse.
Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.
Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily, and without limitation, hold high-grade, short-term money market instruments, cash, and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including U.S. Government securities and commercial paper. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules thereunder.
In certain instances, the Funds may engage in repurchase agreement transactions through the Fixed Income Clearing Corporation (“FICC”). FICC sells U.S. Government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement. The term of the agreement will typically be overnight or over the weekend. Through FICC, each Fund receives delivery of the underlying U.S. Government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC were to become bankrupt, the Fund may be delayed or may incur costs or possible losses of principal and income in disposing of the collateral.
Master Limited Partnerships Risk. A Fund may invest in securities of master limited partnerships (“MLPs”). Investments in MLPs involve risks that differ from investments in common stock, including risks related to the following: (i) a common unit holder’s limited control and limited rights to vote on matters affecting the MLP; (ii) potential conflicts of interest between the MLP and the MLP’s general partner; (iii) cash flow; (iv) dilution; and (v) the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP’s general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding MLP common units. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 10

financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent as a shareholder of a corporation. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.
MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder’s investment. Changes in the laws, regulations or related interpretations relating to the Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. Due to the heavy state and federal regulations that an MLP’s assets may be subject to, an MLP’s profitability could be adversely impacted by changes in the regulatory environment.
Generally, the securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Derivative Strategies and Risks
The Funds can invest in a variety of derivative investments to pursue their investment objectives using both speculative and/or hedging strategies. Historically the Funds have not invested in derivative investments. Some derivative investments instruments the Funds may use are described below.
Hedging. A Fund can use hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:
◾	sell futures contracts;
◾	buy puts on such futures or on securities; or
◾	write covered calls on securities or futures.
The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in the value of the market. To do so the Fund could:
◾	buy futures;
◾	buy calls on such futures or on securities; or
◾	sell puts on such futures or on securities.
The Fund is not obligated to use hedging instruments, even though it is permitted to use them at the Adviser’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.
Futures. The Fund can buy and sell futures contracts that relate to: (i) broad-based stock indices (“stock index futures”); (ii) debt securities (referred to as “interest rate futures”); (iii) other broad-based securities indices (referred to as “financial futures”); (iv) foreign currencies (referred to as “forward contracts”); or (v) commodities (referred to as “commodity futures”).
A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 11

transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an off-setting contract.
An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an off-setting contract to close out the position.
On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. As the future’s value on the Fund’s books is changed (i.e., marked to market) to reflect changes in its market value, subsequent margin payments—the variation margin—will be paid to or by the futures broker daily.
At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position. At such time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.
Put and Call Options. The Fund can buy and sell (and sell short) certain kinds of put options (“puts”) and call options (“calls”). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.
Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund’s books to enable the Fund to satisfy its obligations if the call is exercised.
When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. If the Fund owns the underlying security, the Fund continues to bear the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. It is likely that the call will lapse without being exercised if the value of the investment does not rise above the call price. In that case, the Fund would keep the cash premium and the investment. If the underlying security should rise in value above the call price, the Fund may either have to deliver the underlying security to the owner of the call without profiting from the rise in value, or pay the owner of the call the difference between the call price and the current value of the underlying security.
When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.
The Fund’s custodian bank, or a securities depositary acting for the custodian bank, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”) as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.
When the Fund writes an over-the-counter (“OTC”) option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.
The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund’s books at the time the call is written. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund’s hedging policies.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 12

Writing Put Options. The Fund can write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.
If the Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.
When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow or otherwise segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.
As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.
The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.
Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. Other than in a closing purchase transaction, the Fund pays a premium when it buys a call. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit, or if during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. A call becomes worthless at its expiration date if the Fund does not exercise the call or sell it. In this case, the Fund paid the premium but lost the right to purchase the underlying investment.
The Fund can buy puts regardless of whether it holds the underlying investment in its portfolio. The Fund pays a premium when it purchases a put. With the exception of puts on indices, the Fund has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price, and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case, the Fund paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.
When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.
Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use “cross-hedging” where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.
Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 13

at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.
The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.
When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date when the security is purchased or sold or when the payment is declared and the date when the payments are made or received.
The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a “cross hedge.”
The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund’s commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price.
The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Adviser may decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, it may be necessary for the Fund to purchase additional foreign currency on the “spot” (i.e., cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, it may be necessary for the Fund to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.
The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.
At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. Alternatively, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under this contract, the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an off-setting forward contract under either circumstance. The gain or loss will depend on the extent to
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 14

which the exchange rate(s) between the currencies involved moved between the execution dates of the first and off-setting contracts.
The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. The Fund must also evaluate the credit and performance risk of the counterparty under each forward contract because these contracts are not traded on an exchange.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.
Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically, these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.
Debt Exchangeable for Common Stock of an Issuer or “Equity-Linked Debt Securities” of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the Adviser expected.
Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations, or interest-bearing cash equivalents) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive; it will adjust that amount daily as needed.
Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.
The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as “aggregation.”
Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon, and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund, and to hedge a currency risk involved in an anticipated purchase of foreign securities. The Fund may also utilize cross-hedging by entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser’s ability to forecast interest rate and currency exchange rate
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 15

movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options, or forward contracts may not be achieved or losses may be realized. Thus, the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts. Therefore, adverse market movements could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.
A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities (“position hedge”). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount (“cross hedge”). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.
The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies (“currency futures contracts”) and may purchase and write put and call options to buy or sell currency futures contracts. A “sale” of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A “purchase” of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.
The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.
The Fund’s ability to dispose of its positions in futures contracts, options, and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that: (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, there is no assurance that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund’s ability to engage in currency hedging transactions may be limited by tax considerations.
Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return or may
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 16

compound its losses. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.
The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.
The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.
If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.
An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience a loss if it could not close out a position because of an illiquid market for the future or option.
There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad-based indices, or securities. It is possible that when the Fund does so, the market might decline. If the Fund then decides not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.
Regulatory Aspects of Hedging Instruments. If and when the Fund uses futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the “CFTC”). In particular, prior to trading in derivatives, the Fund intends to comply with Rule 4.5 and make the necessary filings with the CFTC to be exempted from registration with the CFTC as a commodity pool operator. To comply with Rule 4.5 the Fund would be required to limit its transactions in commodities to below one of two thresholds. One of the thresholds requires that the Fund's aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments must not exceed 5% of the liquidating value of its portfolio. As an alternative, the Fund may limit the aggregate net notional value of its derivatives transactions not used solely for bona fide hedging purposes to no more than 100% of the liquidation value of its portfolio determined at the time the most recent position was established.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 17

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future less the margin deposit applicable to it.
Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as “Section 1256 contracts” under the Internal Revenue Code (the “Code”). In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market,” and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.
Certain forward contracts the Fund enters into may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss is generally allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle, or the off-setting position is disposed of.
Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (i) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities; and (ii) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.
Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.
Additional Non-Principal Investment Strategies and Risks
Restricted and Illiquid Securities. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund’s policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund’s net assets would then be illiquid. If illiquid securities were to exceed 15% of the value of the Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion.
The restricted securities that the Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund’s Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund’s policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
A Fund may also invest in securities of U.S. and non-U.S. issuers that are issued through private offerings pursuant to Regulation S of the 1933 Act, as amended. Regulation S securities are subject to legal or contractual restrictions on resale, these securities may be considered illiquid, as described above. Although Regulation S securities may be resold in privately
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 18

negotiated transactions, the price realized from these sales could be less than the price paid by the Fund. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
Settlement Risk. Settlement systems in some markets (especially those of developing countries) are generally less well organized than those of more developed markets. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be at risk because of failures or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such a situation, a default by a broker or bank that is processing the transaction may cause the Fund to suffer a loss.
Distressed Companies. The Fund may invest in, or continue to hold, debt or securities issued by distressed companies which are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A bankruptcy, merger or other restructuring, or a tender or exchange offer proposed or pending at the time the Fund invests in the debt or securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default, and generally are more likely to become worthless than the securities of more financially stable companies.
Borrowing. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may borrow from banks, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings. In the event that such asset coverage at any time falls below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund’s assets and potentially exposing the Fund to leveraged losses.
Lending Portfolio Securities. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund has engaged State Street Bank and Trust Company (“State Street”) as the Funds’ lending agent pursuant to a written agreement. A Fund will retain a portion of the securities lending income and will remit the remaining portion to State Street as compensation for its services as securities lending agent. As securities lending agent, State Street will screen and select borrowers, monitor the availability of securities, negotiate rebates, daily mark-to-market the loans, monitor and maintain cash collateral levels, process securities movements, and reinvest cash collateral as directed by the Adviser or as specific in the lending agent agreement.
The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (that are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.
Lending activities are strictly limited as described in the section titled Investment Restrictions. Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.
When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities, and is subject to gains or losses on those securities. The Fund also receives one or more of: (i) negotiated loan fees; (ii) interest on securities used as collateral; and/or (iii) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder’s, custodian, and administrative fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.
As of the most recent fiscal year -end:
	Davis Value Portfolio	Davis Real Estate Portfolio	Davis Financial Portfolio
Gross income from securities lending activities (including income from cash collateral reinvestment):	$ ‑	$ ‑	$ ‑
Fees and/or compensation for securities lending activities and related services:	$ ‑	$ ‑	$ ‑
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 19

Fees paid to State Street from a revenue split for their services as securities lending agent:	$ ‑	$ ‑	$ ‑
	$ ‑	$ ‑	$ ‑
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split paid to State Street:	$ ‑	$ ‑	$ ‑
Administrative fees not included in revenue split:	$ ‑	$ ‑	$ ‑
Indemnification fees not included in revenue split:	$ ‑	$ ‑	$ ‑
Rebates (paid to borrowers):	$ ‑	$ ‑	$ ‑
Other fees not included in revenue split (specify):	$ ‑	$ ‑	$ ‑
Aggregate fees/compensation for securities lending activities:	$ ‑	$ ‑	$ ‑
Net income from securities lending activities:	$ ‑	$ ‑	$ ‑

Short Sales. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit. Conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting “long position” (an economically equivalent security that is owned) or establish a “Segregated Account,” as described in this statement of additional information.
The Fund also may make short sales “against-the-box,” which means it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box. This results in a “constructive sale,” that requires the Fund to recognize any taxable gain from the transaction.
The Fund has adopted a non-fundamental investment limitation that prevents it from selling short any security if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a “when-issued” basis and can purchase or sell securities on a “delayed-delivery” basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.
When such transactions are negotiated, the price (that is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.
The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.
At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 20

In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.
When-issued and delayed-delivery transactions can be used by the Fund as defensive techniques to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.
Cybersecurity Risk. With the increased use of technologies, such as the Internet, to conduct business, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the Fund’s digital information systems, networks or devices through “hacking” or other means. In each case, these attacks are for the purpose of misappropriating assets or sensitive information (i.e., personal shareholder information), corrupting data, or causing operational disruption or failures in the physical infrastructure or operating systems that support the Fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the Fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the Fund’s network services unavailable to Fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity that could cause the Fund to incur regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures and/or financial loss. While the Fund and its investment adviser have established plans and procedures designed to prevent or reduce the impact of a cybersecurity attack, there is no guarantee that these plans and procedures will be successful. There are inherent limitations in these plans and procedures given the ever -changing nature of technology and cybersecurity attack tactics and there is a possibility that certain risks have not been adequately identified or prepared for.
In addition, cybersecurity failures by, or breaches of, the Fund’s third-party service providers (including, but not limited to, the Fund’s investment adviser, transfer agent, custodian, and other financial intermediaries) may disrupt the business operations of the service providers and of the Fund, potentially resulting in: (i) financial losses; (ii) the inability of Fund shareholders to transact business with the Fund and of the Fund to process transactions; (iii) the inability of the Fund to calculate its net asset value; (iv) violations of applicable privacy and other laws, rules and regulations; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensatory costs; and/or (viii) additional compliance costs associated with implementation of any corrective measures. The Fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there is no assurance that the Fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the Fund’s third-party service provider in the future, especially since the Fund cannot control cybersecurity plans or systems implemented by such service providers.
Securities the Fund invests in are subject to cybersecurity risks in similar ways to the Fund. A cybersecurity risk or cybersecurity event may cause the Fund’s investments in such issuers to lose value. In extreme cases, a risk or event could cause the issuer to cease business.
Segregated Accounts. A number of the Fund’s potential non-principal investment strategies may require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a “senior security,” as that term is defined in the 1940 Act, the Fund will either: (i) own an off-setting position in securities; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund’s books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding unless they are replaced with qualifying securities and the value of the account is maintained.
A segregated account is not required when the Fund holds securities, options, or futures positions whose value is expected to offset its obligations that would otherwise require a segregated account. The Fund may also use other SEC approved methods to reduce or eliminate the leveraged aspects of senior securities.
Portfolio Transactions
The Adviser is responsible for the placement of portfolio transactions subject to the supervision of the Funds’ Board of Directors. The following is a summary of the Adviser’s trading policies that are described in Part 2 of its Form ADV. The Adviser is primarily a discretionary investment adviser. Accordingly, the Adviser generally determines the securities and quantities to be bought and sold for each client’s account.
Best Execution. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. The Adviser seeks to place
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 21

portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. Determining what constitutes best execution is not only quantitative, e.g., the lowest possible transaction cost, but also whether the transaction represents the best qualitative execution. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. To the extent that clients direct brokerage, the Adviser cannot be responsible for achieving best execution. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds which the Adviser serves as adviser or sub-adviser. However, when the Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.
Cross Trades. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the Adviser has adopted written procedures to ensure fairness to both parties.
Investment Allocations. The Adviser considers many factors when allocating securities among its clients (including the Funds), including but not limited to, the client’s investment style, applicable restrictions, availability of securities, available cash, anticipated liquidity, and existing holdings. The Adviser employs several portfolio managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the portfolio manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including Initial Public Offerings (“IPOs”).
Clients are not assured of participating equally, or at all, in any particular investment opportunity. The nature of a client’s investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example: (i) large-cap value clients are unlikely to participate in initial public offerings of small-capitalization companies; (ii) the Adviser may allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies; (iii) minimum block sizes may be optimal for liquidity, which may limit the participation of smaller accounts; (iv) it is sometimes impractical for some custodians to deal with securities which are difficult to settle; and (v) private accounts and managed money/wrap accounts generally do not participate in direct purchases of foreign securities, but may participate in depositary receipts consisting of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).
The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.
The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example: (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected Funds, and Clipper Fund), but do not invest their own capital in every client’s account. The majority of the Adviser’s clients pursue specific investment strategies, many of which are similar. The Adviser expects that over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) the clients’ own different investment restrictions. The Adviser’s trading policies are designed to minimize possible conflicts of interest in trading for its clients.
Limitations on Aggregate Investments in a Single Company. The Adviser’s policy is not to invest for the purpose of exercising control or management of other companies. In extraordinary circumstances the Adviser may seek to influence management. In such a case, appropriate government and regulatory filings would be made.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 22

Federal and state laws, as well as company documents (sometimes referred to as “poison pills”) may limit the percentage of a company’s outstanding shares which may be purchased or owned by the Adviser’s clients. This is especially true in heavily regulated industries such as insurance, banking, and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of these companies for its clients if, as a result of such purchase, shares in excess of the applicable investment limitation (for example, 9.9% of outstanding voting shares) would be held by its clients in the aggregate.
Order Priority. The Adviser’s trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed money/wrap account orders. The Adviser’s trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts, and others. Managed money/wrap account program sponsors typically execute orders for managed money/wrap accounts.
The Adviser’s trading desk attempts to coordinate the timing of orders with a trade rotation to prevent the Adviser from “bidding against itself” on orders. Generally, a block trade representing a portion of the total trade is placed first for institutional and private accounts. Once this trade is completed, the Adviser places orders for wrap accounts one sponsor at a time. Sponsors of certain model portfolios will execute trades for their clients. These model portfolio Sponsors are included as a part of the wrap account trade rotation. If the Adviser has not received a response from a model portfolio Sponsor within a reasonable period of time, the Adviser will resume through the trade rotation. If this occurs it is possible that the model portfolio Sponsor and the Adviser will be executing similar trades for discretionary clients. The trading concludes with another block transaction for institutional and private accounts. The trading desk follows procedures intended to provide reasonable assurance that no clients are disadvantaged by this trade rotation; the compliance department monitors execution quality. However, there are no assurances that best execution will in fact be achieved in any given transaction.
Pattern Accounts. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser’s large-cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading (other than trading reflecting cash flows due to client deposits or withdrawals) aggregated with that of Davis New York Venture Fund. In unusual circumstances, the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.
Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and (iii) the execution of orders which are to be bunched or aggregated.
Aggregated Trades. Generally, the Adviser’s equity portfolio managers communicate investment decisions to a centralized equity trading desk while fixed income portfolio managers normally place their transactions themselves. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser’s clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser’s other client trades.
In general, all of the Adviser’s clients (excluding clients who are directing brokerage and managed account/wrap programs) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.
In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.
In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser’s reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor’s participating clients on a random basis that is anticipated to be equitable over time.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 23

Trading Error Correction. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures that, when the Adviser is at fault, seek to place a client’s account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client’s account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error or a series of trading errors is discovered in a client account, then gains and losses on the erroneous trades may be netted.
Research Paid for with Commissions (“Soft Dollars”). The Adviser does not use client commissions, “soft dollars,” to pay for: (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic, that are available to the general public; and (iii) research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Adviser’s clients. If the Adviser determines to purchase such services, it pays for them using its own resources.
The Adviser may receive research that is bundled with the trade execution, clearing and/or settlement services provided by a particular broker-dealer. The Adviser may take into account the products and services, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm that provides: (i) important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services. The Adviser may have an incentive to select or recommend a broker-dealer based on its interest in continuing to receive these value added research or services that the Adviser believes are useful in its investment decision-making process, but only when, in the Adviser’s judgment, the broker-dealer is capable of providing best execution for that transaction. If the Adviser were to direct brokerage to a firm providing these value added services, the Adviser may receive a benefit as it may not have to pay for the services it has received.
Research or other services obtained in this manner may be used in servicing the Adviser’s other accounts, including in connection with other Adviser client accounts other than those that pay commissions to the broker. Such products and services may disproportionately benefit other Adviser client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Adviser client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account.
The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser’s Head Trader exercises his professional judgment to determine which brokerage firm is best suited to execute any given portfolio transaction. This includes transactions executed through brokerage firms which provide the services listed above. The Adviser does not attempt to allocate soft dollar benefits to client accounts proportionately to the commissions which the accounts pay to brokerage firms which provide research services. The Adviser believes it is important to its investment decision-making to have access to independent research.
Exceptions. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same price as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.
Portfolio Turnover. Because the Funds’ portfolios are managed using the Davis Investment Discipline, portfolio turnover is expected to be low. The Funds anticipate that during normal market conditions, their annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times, it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.
When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in IPOs. Active trading may result in the realization and distribution to shareholders of larger amounts of capital gains compared with a fund with less active trading strategies, which could increase shareholder tax liability. Active trading may also generate larger amounts of short-term capital gains that are generally taxable as ordinary income when distributed to taxable shareholders. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 24

Portfolio Commissions
The Funds paid the following brokerage commissions:
	Fiscal Year-Ended December 31,
	2019	2018	2017
Davis Value Portfolio
Brokerage commissions paid:	$37,847	$68,198	$28,860
Amount paid to brokers providing research:	None	None	None
Amount paid to brokers providing services:	None	None	None
Davis Financial Portfolio
Brokerage commissions paid:	$6,730	$15,478	$7,778
Amount paid to brokers providing research:	None	None	None
Amount paid to brokers providing services:	None	None	None
Davis Real Estate Portfolio
Brokerage commissions paid:	$3,145	$8,651	$9,353
Amount paid to brokers providing research:	None	None	None
Amount paid to brokers providing services:	None	None	None
Investments in Certain Broker-Dealers. As of December 31, 2019, the Funds owned the following securities (excluding repurchase agreements) issued by any of its regular brokers and dealers. The Funds’ regular brokers and dealers are the ten brokers or dealers receiving the greatest amount of commissions from the Funds’ portfolio transactions during the most recent fiscal year, the ten brokers or dealers engaging in the largest amount of principal transactions during the most recent fiscal year, and the ten brokers or dealers that sold the largest amount of Fund shares during the most recent fiscal year. As of the most recent fiscal year-ended December 31, 2019, the Fund owned securities (excluding repurchase agreements) issued by these broker dealers:
Fund	Broker-Dealer	Value
Davis Value Portfolio	JPMorgan Chase & Co.	$10,966,319
Davis Financial Portfolio	JPMorgan Chase & Co. Goldman Sachs Group, Inc.	$4,460,800 $2,218,824
Davis Real Estate Portfolio	None	None
Investment Restrictions
The Funds follow investment strategies developed in accordance with their investment objectives, policies and restrictions described in their prospectus, and this statement of additional information.
The Funds have adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval. Where necessary, an explanation following a fundamental policy describes the Funds’ practices with respect to that policy, as permitted by governing rules, regulations, and interpretations. If the governing rules, regulations, and/or interpretations change, the Funds’ investment practices may change without a shareholder vote.
The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company.
Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.
◾
Diversification (Davis Value Portfolio and Davis Real Estate Portfolio). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase,
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 25

in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
◾	Diversification (Davis Financial Portfolio). The Fund is not required to diversify its investments.
Further Explanation of Diversification Policy. The Fund is classified as non-diversified under the 1940 Act. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at. At the end of each quarter of the taxable year, at least 50% of the value of the Fund’s total assets must be represented by: cash and cash items; U.S. Government securities; securities of other regulated investment companies; and “other securities.” For this purpose, “other securities” does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund’s total assets or more than 10% of the issuer’s outstanding voting securities.
◾	Concentration (Davis Value Portfolio). The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
◾	Concentration (Davis Financial Portfolio). The Fund concentrates its investments in the financial services industry.
Further Explanation of Concentration Policy. Financial services are a “sector” composed of a number of “industries.” Examples are provided in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the financial services group of industries which together make up the financial services sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector.
A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of the company’s assets, or if at least 50% of the company’s revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies, and companies providing similar services. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services sector or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
◾	Concentration (Davis Real Estate Portfolio). The Fund concentrates its investments in real estate securities.
Further Explanation of Concentration Policy. Real estate is a “sector” composed of a number of “industries.” Examples are provided in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the real estate group of industries which together makeup the real estate sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies principally engaged in the real estate industry.
Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies.
The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
◾
Concentration Policies (All Funds). Except as described above, Funds may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Funds generally use the Global Industry Classification Standard (“GICS”) as developed by Morgan Stanley Capital International and Standard & Poor’s Corporation to determine industry classification. GICS presents industry classification as a series of levels (i.e., sector, industry group, industry, and sub-industry). For purposes of measuring concentration, Funds generally classifies companies at the “industry group” or “industry” level. However, further analysis may lead the Adviser to classify

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 26

◾
companies at the sub-industry level. The Adviser will only measure concentration at the sub-industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the “Insurance” industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company into an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.

◾	Issuing Senior Securities (All Funds). The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.
◾	Borrowing (All Funds). The Fund may not borrow money, except to the extent permitted by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Borrowing Policy. The Fund may borrow from banks, provided that immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible. This is normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.
◾	Underwriting (All Funds). The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.
◾
Investments in Commodities and Real Estate (All Funds). The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in its prospectus and statement of additional information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.
◾	Making Loans (All Funds). The Fund may not make loans to other persons, except as allowed by applicable law including the 1940 Act and published SEC staff positions.
Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund’s custodian, and similar actions are not deemed to be the making of a loan.
To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations, or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.
When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. Government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.
Non-Fundamental Investment Policies
The Funds have adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Funds’ Board of Directors without the approval of the Funds' shareholders.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 27

◾
Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. If illiquid securities exceed 15% of the value of the Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion.

◾
High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower (sometimes referred to as “Junk Bonds”) if the securities are in default at the time of purchase or if such purchase would then cause more than 20% of the Fund’s net assets to be invested in such lower-rated securities.

◾
Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund’s total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund’s total assets. For additional information concerning option strategies and their risks, see the section titled Derivatives.

◾
Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund’s total assets. For additional information concerning futures contracts and their risks, see the section titled Derivatives

◾
Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

◾	Investing for Control. The Fund does not invest for the purpose of exercising control or management of other companies.
◾
Mortgage, Pledge, Lend, or Hypothecate Assets. The Fund will not mortgage, pledge, lend, or hypothecate more than 33 1/3% of its total assets, taken at market value in securities lending or other activities.

◾
Name Policy (Davis Financial Portfolio and Davis Real Estate Portfolio). Under normal circumstances Davis Financial Portfolio invests at least 80% of net assets plus any borrowing for investment purposes in securities issued by companies in the financial services sector. Under normal circumstances Davis Real Estate Portfolio invests at least 80% of net assets plus any borrowing for investment purposes in securities issued by companies in the real estate sector.

Davis Financial Portfolio and Davis Real Estate Portfolio will comply with the Name Policy as of the time an investment is made. If at some point a Fund no longer meets the 80% test (e.g., due to market value changes), it would not be required to sell assets, but any future investments would need to be made in a manner that tends to bring the Fund back into compliance. In addition, because the 80% test applies under “normal circumstances,” a Fund could depart from the 80% requirement to take temporary defensive positions or due to other unusual events such as large in-flows or redemptions.
Davis Financial Portfolio and Davis Real Estate Portfolio will provide the Fund’s shareholders with at least 60 days’ prior notice before changing their Name Policies such that they would invest, under normal circumstances, less than 80% of their net assets plus any borrowing for investment purposes in financial companies or real estate companies, respectively.
State-Imposed-Investment Limitations. In order to enable California investors to allocate variable annuity or variable life insurance contract values to one or more of the Funds, the Funds are committed to complying with the following guidelines. The borrowing limits for any Fund are (a) 10% of net asset value when borrowing for any general purpose, and (b) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions (for purposes of this clause, the net asset value of a Fund is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken). If a Fund invests in foreign companies, the foreign country diversification guidelines to be followed by the Fund are as follows:
(i)
The Fund will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund’s net asset value, to three when less than 60% of such value, to two when less than 40%, and to one when less than 20%.

(ii)	Except as set forth in items (iii) and (iv) below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one country.
(iii)
The Fund may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

(iv)	The Fund’s investments in United States issuers are not subject to the foreign country diversification guidelines.
State insurance laws and regulations may impose additional limitations on lending securities and the use of options, futures and other derivative instruments.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 28

Section II:
The Fund and Key Persons
This statement of additional information should be read in conjunction with the prospectus. The statement of additional information supplements the information available in the Fund’s prospectus.
Organization of the Funds
Davis Variable Account Fund, Inc. Davis Variable Account Fund, Inc. is an open-end, diversified management investment company incorporated in Maryland in 1999 and registered under the 1940 Act. Davis Variable Account Fund, Inc. is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis Variable Account Fund, Inc. currently offers three series: Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio (a “Fund” or the “Funds”).
Sold Exclusively to Insurance Companies, Potential Conflicts. Davis Variable Account Fund Inc.’s shares are not offered directly to the public. They are instead sold exclusively to insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies. Differences in tax treatment or other considerations may cause the interests of various shareholders investing through the Participating Insurance Companies participating in the Funds to conflict with one another. The Board will monitor the Funds for any material conflicts and determine what action, if any, should be taken.
Fund Shares. While they have not done so at this time, the Funds may issue shares in different classes. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of the Funds’ shares represent an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation, and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share.
For some issues, such as the election of directors, all of Davis Variable Account Fund, Inc.’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the voting power can elect all of the directors.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.
In accordance with Maryland law and Davis Variable Account Fund, Inc.’s bylaws, Davis Variable Account Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. Davis Variable Account Fund, Inc. will provide assistance in calling and holding such special meetings to the extent required by Maryland statutes or SEC rules and regulations then in effect.
Directors and Officers
Each of the Independent Directors and officers holds identical offices with each of the Davis Funds (three registrants, a total of 13 separate series): Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. The three registrants have the same directors. As indicated below, certain directors and officers also may hold similar positions with Selected American Shares, Inc. and Selected International Fund, Inc. (collectively the “Selected Funds”), Clipper Funds Trust, and Davis Fundamental ETF Trust, funds that are managed by the Adviser.
The Funds’ Board of Directors supervises the business and management of the Funds. The Board establishes the Funds’ policies and meets regularly to review the activities of the officers who are responsible for day-to-day operations of the Fund, the Adviser, and certain other service providers. The Board approves all significant agreements between the Funds and those companies that furnish services to the Funds. Directors are elected and serve until their successors are elected and qualified.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 29

Information about the Directors, including their business addresses, dates of birth, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below.
The Board has appointed an Independent Director as Chair. The Chairman presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chair may act as a liaison with the Funds’ management, officers, attorneys, and other Directors generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chair. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview. It also allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Directors
For the purposes of their service as Directors to the Davis Funds, the business address for each of the Directors is:
2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).
Name, Date of Birth, Position Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships During Past Five Years
Independent Directors:
Marc P. Blum (09/09/42) Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; Of Counsel to Gordon Feinblatt LLC (law firm)	13	Director, Rodney Trust Company (trust and asset management company)
John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company)	13	Director, Miami Corp. (diversified investment company)
Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-CEO and Director, Markel Corp. (diversified financial holding company)	13
Director, Graham Holdings Company (educational and media company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment); Director, Cable ONE Inc. (cable service provider)

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008	13	None
Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) from 2002 to 2011	13	None
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 30

Marsha Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) from 2007 to 2010	13
Lead Independent Director, Modine Manufacturing Company (heat transfer technology); Director, McDermott International, Inc.  (industrial construction and engineering); Lead Independent Director, Fifth Third Bancorp (diversified financial services)

Interested Directors*:
Andrew A. Davis (06/25/63) Director since 1997 Officer since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014
Christopher C. Davis (07/13/65) Director since 1997 Officer since 1997	President or Vice President of each Davis Fund, Davis ETF, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC	16
Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014; Lead Independent Director, Graham Holdings Company (educational and media company) ; Director, The Coca Cola Company (beverage company)

*          Andrew Davis and Christopher Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew Davis and Christopher Davis are brothers.

Independent Directors’ Compensation
During the fiscal year-ended December 31, 2019, the compensation paid to the Directors who are not considered to be interested persons of the Funds is listed in the table below. The Directors receive no pecuniary retirement benefits accrued as Fund expenses. Interested Directors are not compensated by the Funds.
Independent Directors	Davis Value Portfolio	Davis Financial Portfolio	Davis Real Estate Portfolio	Aggregate Fund Compensation(1)	Total Complex Compensation(2)
Marc Blum	$11,521	$3,509	$790	$15,820	$125,000
John Gates Jr.	$11,521	$3,509	$790	$15,820	$125,000
Thomas Gayner	$11,521	$3,509	$790	$15,820	$125,000
Samuel Iapalucci	$11,521	$3,509	$790	$15,820	$125,000
Robert Morgenthau	$11,521	$3,509	$790	$15,820	$125,000
Marsha Williams	$11,856	$3,611	$813	$16,280	$128,600
(1)	“Aggregate Fund Compensation” is the aggregate compensation paid for service as a Director by all series of Davis Variable Account Fund, Inc.
(2)
“Total Complex Compensation” is the aggregate compensation paid for service as a Director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

Officers
All Davis Funds officers (including some Interested Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (the Adviser), Davis Selected Advisers–NY, Inc. (the sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser) and other affiliated companies. The Davis Funds do not pay salaries to any of their officers. Each of the Davis Funds’ officers serves for one year and until his or her successor is elected and qualified.
Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.
Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.
Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios) and Clipper Funds
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 31

Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.
Randi Roessler  (born  06/26/81,  Davis  Funds  officer  since  2018). Vice  President  and  Chief  Compliance  Officer  of  the Davis  Funds  (consisting  of  13  portfolios),  Selected  Funds  (consisting  of  two  portfolios),  Clipper  Funds  Trust  (consisting  of one  portfolio),  and  Davis  Fundamental  ETF  Trust  (consisting  of  four  portfolios);  Vice  President  and  Chief  Compliance Officer,  Davis  Selected  Advisers,  L.P.,  and  also  serves  as  an  executive  officer of  certain  companies  affiliated  with  the Adviser.
Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio) and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.
Standing Committees of the Board of Directors
Although the Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership, including with respect to the diversity of candidates for Board membership. Candidates for Board membership nominated by shareholders are not treated differently than candidates nominated from other sources. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. Each Director has experience as a Director of the Davis Funds. It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Davis Funds in a manner consistent with the best interests of the Davis Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors. Qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents that the Nominating Committee of the Board seeks in a candidate depend to a great extent upon the Board of Directors’ needs at the time a vacancy occurs.
The table above provides professional experience of each Director on an individual basis. This disclosure includes the length of time serving the Davis Funds, other directorships held, and their principal occupation during the past five years. Each of the Directors has served on the board of directors for at least five years, during which time they have become familiar with the Funds’ regulatory and investment matters and have contributed to the Directors’ deliberations. In light of the Davis Funds’ business and structure, the Board believes the experience of each Director is beneficial for overseeing the business of the Davis Funds. Moreover, the Board believes that the different experiences and backgrounds of the Directors are complementary and enhance the Board’s ability to oversee the Davis Funds’ affairs.
Audit Committee. The Davis Funds have an Audit Committee comprised entirely of Independent Directors (Marsha Williams, Chair; Samuel Iapalucci; and Robert Morgenthau). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the year-ended December 2019.
The Board of Directors has determined that Marsha Williams is the Davis Funds’ Independent Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR under the Investment Company Act of 1940. In their deliberations, the Board of Directors considered Ms. Williams’: (i) professional experience; (ii) independence as defined in Item 3 of Form N-CSR; and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Davis Funds have a Nominating Committee comprised entirely of Independent Directors (Thomas Gayner, Chair; and Marc Blum), which meets as often as deemed appropriate by the Nominating Committee. The Davis Funds do not elect Directors annually. Each Director serves until retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78). After formal retirement, Directors may serve an additional two years in emeritus status, attend board functions, and receive up to one-half the current compensation of Directors. The Nominating Committee met one time during the year-ended December 2019. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 32

chairperson of the Nominating Committee also currently serves as the Chairman of the Board and: (i) presides over board meetings; (ii) presides over executive sessions of the Independent Directors of the Davis Funds, in addition to presiding over meetings of the committee; (iii) participates with the officers and counsel in the preparation of agendas and materials for Board meetings; (iv) facilitates communication between the Independent Directors and management, and among the Independent Directors; and (v) has such other responsibilities as the Board or Independent Directors shall determine. The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third-parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.
Brokerage Committee. The Davis Funds have a Brokerage Committee comprised entirely of Independent Directors (John Gates Jr., Chair; and Thomas Gayner), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met one time during the year-ended December 2019. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.
Pricing Committee. The Davis Funds have a Pricing Committee (Marc Blum, Chair, Independent Director; Kenneth Eich, an officer of the Fund; and Douglas Haines, an officer of the Fund) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met approximately 54 times during the year-ended December 2019. The Pricing Committee reviews and makes recommendations concerning pricing of the Funds’ portfolio securities.
Risk Oversight
As registered investment companies, Davis Funds are subject to a variety of risks, including investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, legal, compliance, and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Fund.
Day-to-day management of Davis Funds, including risk management, is the responsibility of the Funds’ contractual service providers, including the Funds’ investment adviser, principal underwriter/distributor, and transfer agent. Each of these entities is responsible for specific portions of the Funds’ operations, including the processes and associated risks relating to the Funds’ investments, integrity of cash movements, financial reporting, operations, and compliance. The Board oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. As part of its overall activities, the Board reviews the management of the Funds’ risk management structure by various departments of the Adviser, including: Portfolio Management, Fund Operations, Legal and Internal Audit, as well as by Davis Funds’ Chief Compliance Officer (“CCO”). The responsibility to manage the Funds’ risk management structure on a day-to-day basis is within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.
The Board discharges risk oversight as part of its overall activities with the assistance of its Audit Committee and CCO. In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board or the Funds’ CCO, who is accountable and reports directly to the Board. Various personnel, including Davis Funds’ CCO, the Adviser’s management, and other service providers (such as the Funds’ independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund’s portfolio securities.
Davis Funds’ CCO assists the Board in overseeing the significant investment policies of the Funds. The CCO monitors these policies. The Board receives and considers the CCO’s annual written report that, among other things, summarizes material compliance issues that arose during the previous year, any remedial action taken to address these issues, and any material changes to the compliance programs. The Board also receives and considers reports from the Davis Funds’ CCO throughout the year. The Board has approved various compliance policies and procedures as part of its oversight responsibilities.
Each Committee presents reports to the Board which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 33

Directors’ Fund Holdings
Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts. Therefore, the directors may not invest directly in the Funds. As of December 31, 2019, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000, and over $100,000:
Independent Directors	Davis Value Portfolio Davis Financial Portfolio Davis Real Estate Portfolio	Total Invested In All Funds(1)
Marc Blum	None	Over $100,000
John Gates Jr.	None	Over $100,000
Thomas Gayner	None	Over $100,000
Samuel Iapalucci	None	Over $100,000
Robert Morgenthau	None	Over $100,000
Marsha Williams	None	Over $100,000
Interested Directors(2)		Total Invested In All Funds
Andrew Davis	None	Over $100,000
Christopher Davis	None	Over $100,000

(1)
“Total Invested in All Funds” is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Davis Funds for all Directors as well as the Selected Funds and Clipper Fund for Andrew Davis and Christopher Davis.

(2)	Andrew Davis and Christopher Davis are employed by and own shares in the Adviser. They are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
Independent Directors’ Affiliations and Transactions
None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds’ investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies (hereafter referred to as the “Adviser and its affiliates”). Andrew Davis and Christopher Davis own partnership units (directly, indirectly, or both) in the Adviser and are considered to be Interested Directors.
None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the Fund (or any of the Directors’ immediate family members) served as an officer.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 34

Certain Shareholders of the Funds
As of March 31, 2020, officers and directors, as a group, owned less than 1% of the outstanding shares of each of the Funds.
Officers and Directors (as of March 31, 2020):
Davis Value Portfolio	None
Davis Financial Portfolio	None
Davis Real Estate Portfolio	None
The following table sets forth, as of March 31, 2020, the name and holdings of each person known by the Davis Variable Account Fund, Inc. to be a record owner of more than 5% of the outstanding shares of any the Funds. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of the Funds’ total outstanding shares. Shareholders owning a significant percentage of the Funds’ shares do not affect the voting rights of other shareholders.
	Name and Address of Shareholders Owning More Than 5% of Fund	Percent of Class Outstanding
Davis Value Portfolio	Transamerica Life Insurance Co. Cedar Rapids, IA	29.62%
	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 256 Bethlehem, PA	22.93%
	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 4RL Bethlehem, PA	14.63%
	Pruco Life Insurance Co. of Arizona Newark, NJ	9.96%
Davis Financial Portfolio	Allianz Life Insurance Co. of North America Minneapolis, MN	69.82%
	Nationwide Insurance Co. NWPP Columbus, OH	13.03%
Davis Real Estate Portfolio	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 252 Bethlehem, PA	27.34%
	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 452 Bethlehem, PA	26.01%
	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C UL 252 Bethlehem, PA	17.43%
	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 4RK Bethlehem, PA	16.15%
	Guardian Insurance & Annuity Co. Inc. Guardian Separate A/C VA 458 Bethlehem, PA	5.25%
Investment Advisory Services
Davis Selected Advisers, L.P. and Davis Selected Advisers–NY, Inc. Davis Selected Advisers, L.P. (the “Adviser”), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc. (collectively the “Davis Funds”); Selected American Shares, Inc. and Selected International Fund, Inc. (collectively the “Selected Funds”); and Clipper Funds Trust and Davis Fundamental ETF Trust. The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 35

Davis Investments, LLC, an entity controlled by Christopher Davis, is the Adviser’s sole general partner. Christopher Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the “Distributor”), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, Clipper Fund, and offshore funds. Davis Selected Advisers–NY, Inc. (the “Sub-Adviser”), a wholly owned subsidiary of the Adviser, performs investment management, research, and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.
Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers–NY, Inc. Pursuant to an Advisory Agreement, each Fund pays the Adviser a fee at an annual rate  of 0.55% on its total net assets. These fees may be higher than those of some other mutual funds but are not necessarily higher than those paid by funds with similar objectives.
The Funds paid the following aggregate advisory fees to the Adviser:
	Fiscal Year-Ended December 31,
	2019	2018	2017
Davis Value Portfolio	$1,161,384	$1,308,435	$1,379,364
Davis Financial Portfolio	$354,229	$406,169	$388,643
Davis Real Estate Portfolio	$80,289	$76,591	$91,250
The Adviser is contractually committed to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2021; after that date, there is no assurance that expenses will be capped. The expense cap cannot be terminated prior to this date without the consent of the Board of Directors. Should the cap be utilized the information relating to what the expense ratio would have been without the expense cap will be included in the Financial Highlights table in the prospectus.
In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days’ written notice by the Board of Directors, the vote of the holders of a majority of the Funds’ outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds’ Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. Additionally, any new agreement or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under Portfolio Transactions.
The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers–NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser’s direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.
Pursuant to the Advisory Agreement and subject to the general supervision of the Funds’ Board of Directors, the Adviser provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transactions and accounting matters related to its custodian bank, transfer agency, custodial and investor services, and qualification of its shares under federal and state securities laws. The Funds reimburse the Adviser for providing certain services such as accounting and administrative services, and investor services. These reimbursements are detailed below:
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 36

	Fiscal Year-Ended December 31,
	2019	2018	2017
Davis Value Portfolio
Accounting and Administrative Services:	$8,000	$8,000	$8,996
Investor Services:	None	None	None
Davis Financial Portfolio
Accounting and Administrative Services:	$2,000	$2,000	$2,000
Investor Services:	None	None	None
Davis Real Estate Portfolio
Accounting and Administrative Services:	$2,000	$2,000	$2,000
Investor Services:	None	None	None
Approval of the Advisory and Sub-Advisory Agreements. The Board of Directors is scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors. A discussion of the Directors’ considerations in the annual approval of Advisory and Sub-Advisory Agreements is included in the Funds’ next annual or semi-annual report following the annual approval.
Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Funds. While the Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds such as differences in sales charges, expense ratios, and cash flows.
Code of Ethics. The Adviser, Sub-Adviser, Distributor, and Davis Funds have adopted a Code of Ethics that meets the requirements of Rule 17j-1 under the 1940 Act and regulates the personal securities transactions of the Adviser’s investment personnel as well as other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.
Continuing Regulation. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or the Financial Industry Regulatory Authority (“FINRA”) regarding industry practices.
Litigation. In June of 2014 and in August of 2014 two separate class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of investors in Davis New York Venture Fund (“DNYVF”) against Davis Selected Advisers, L.P. and Davis Selected Advisers–N.Y., Inc. (Davis Selected Advisers, L.P.’s sub-adviser). The plaintiffs claim that the defendants (the “Davis Entities”) charged DNYVF excessive fees to manage DNYVF. In September of 2014, these two claims were consolidated into one lawsuit. The lawsuit seeks monetary damages and other relief. In May of 2019, the court granted the Davis Entities’ motion for summary judgment dismissing the plaintiffs’ complaint. The plaintiffs have appealed the ruling and the Davis Entities have filed a reply. The Davis Entities believe that the action is without merit and have undertaken a vigorous defense in these proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on the Davis Entities, their assets, or DNYVF.
Proxy Voting Policies and Record. The Board of Directors has directed the Adviser to vote the Funds’ portfolio securities in conformance with the Adviser’s Proxy Voting Policies and Procedures. These policies and procedures are summarized in Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website (www.davisfunds.com) without charge, by calling Davis Funds’ Investor Services at 1-800-279-0279, or on the SEC’s website (www.sec.gov).
Portfolio Managers
Davis Value Portfolio. The portfolio managers of Davis Value Portfolio are Christopher Davis and Danton Goei. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Davis Financial Portfolio. The portfolio managers of Davis Financial Portfolio are Christopher Davis and Pierce Crosbie. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Davis Real Estate Portfolio. The portfolio managers of Davis Real Estate Portfolio are Andrew Davis and Chandler Spears. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 37

Accounts Managed as of December 31, 2019
Portfolio Managers	Number of RICs(1)	Assets(2) in RICs in millions	Number of OPIV(3)	Assets in OPIV in millions	Number of OA(4)	Assets in OA in millions
Christopher Davis	10	14,309.2	2	367.7	42	6,894.6
Danton Goei	11	14,380.8	5	643.6	39	6,984.6
Pierce Crosbie	3	1,244.8	none	none	2	470.3
Andrew Davis	1	267.8	1	265.2	3	33.2
Chandler Spears	1	267.8	1	265.2	3	33.2
(1) “RIC” means Registered Investment Company.
(2) “Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors’ portfolio managers may exceed the total assets managed by Davis Advisors.
(3) “OPIV” means Other Pooled Investment Vehicles.
(4) “OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Ownership of Fund Shares
Ownership of shares issued by Davis Variable Account Funds, Inc. is limited to insurance companies that offer variable annuity and/or variable life products. None of the portfolio managers own any shares of Davis Variable Account Funds, Inc.
Structure of Compensation
Christopher Davis’ and Andrew Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Danton Goei’s, Pierce Crosbie’s, and Chandler Spears’ compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P., including Units and/or phantom Units; (iv) an incentive plan whereby the Adviser purchases shares in certain mutual funds managed by the Adviser, which vest based on the passage of time provided that the Portfolio Manager is still employed by the Adviser; and (v) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. In the case of fund shares purchased as described above in (v), at the end of specified periods, generally five years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee’s name based on Fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Potential Conflicts of Interest
Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Funds’ trades, investment opportunities, broker selection, and Fund investments. Portfolio managers and other investment professionals may be privy to the size, timing, and possible market impact of a Fund’s trades. It is theoretically possible that Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by portfolio managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers. For example, many of Davis Advisors’ portfolio managers focus on a small set of model accounts with similar accounts being managed by investing in the same securities and using the same investment weightings that are used in connection with the management of the model accounts.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. Large clients may generate more revenue for the Adviser than do smaller accounts. Accounts which pay higher management fees usually generate more revenue than accounts of the same size paying lower management fees. A portfolio manager may be faced with a conflict of interest when allocating limited
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 38

investment opportunities given the benefit to the Adviser of favoring accounts that pay a higher fee or generate more income for the Adviser. To deal with these situations, the Adviser has adopted procedures for allocating limited investment opportunities across multiple accounts.
With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for a portfolio and another account that may temporarily affect the market price of the security; the execution of the transaction, or both, may be to the detriment of the portfolio or the other account.
Substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. A portion of a portfolio manager’s compensation may include awards of equity in Davis Advisors. A portfolio manager may face a conflict of interest given that the Adviser is more heavily invested in some funds than in other funds. A portion of the portfolio manager’s compensation may also include an incentive plan whereby the Adviser purchases shares in certain funds managed by Davis Advisors. A portfolio manager may face a conflict of interest given that his long-term compensation may be more heavily determined by the performance of one fund, or portion of a fund, than by another fund which he also manages. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.
Davis Advisors expects that over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the possibility that Davis Advisors may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) clients pursuing similar investment strategies but imposing different investment restrictions. Davis Advisors has adopted written trading policies designed to minimize possible conflicts of interest in trading for its clients.
Conflicts of interest may also arise regarding proxy voting. Davis Advisors has adopted written proxy voting policies designed to minimize possible conflicts of interest when voting proxies on behalf of its clients.
Disclosure of Portfolio Holdings
Portfolio Holdings Information is Protected. Information about the Funds’ portfolio holdings is proprietary information that the Adviser is committed to protecting. Davis Funds have adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Funds’ portfolio holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.
Public Disclosure of Portfolio Holdings. Information about the Funds’ portfolio holdings that has previously been made public may be freely disclosed. Information about portfolio holdings may become “public” by: (i) publication on the Davis Funds’ website; (ii) quarterly filings with the SEC on Form N-CSR or Form N-PORT; or (iii) other publication determined by the Adviser’s Chief Legal Officer or his designee, in writing stating his rationale, to be public. The publicly disclosed portfolio may exclude certain securities when allowed by applicable regulations and deemed to be in the best interest of a fund.
Davis Funds generally publish their portfolio holdings on Davis Funds’ website (www.davisfunds.com) as of the end of each fiscal quarter with a 60-day lag. Davis Funds’ Executive Vice President, or his designee, currently the Fund’s Chief Compliance Officer, may authorize publication of portfolio holdings on a more frequent basis.
The Adviser manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Davis Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and may not be subject to the Funds’ portfolio holdings disclosure policies.
Statistical Information. The Funds’ portfolio holdings procedures do not prevent the release of aggregate, composite, or descriptive information that, in the opinion of the Davis Funds Chief Compliance Officer or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (iii) performance attributions by industry, sector or country; or (iv) aggregated risk statistics.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 39

Release of Non-Public Portfolio Holdings Information. Davis Funds or the Adviser may disclose non-public information about the Fund’s portfolio holdings to third-parties in a number of situations, including the following: (i) disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (ii) requests for price quotations on specific securities (not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund’s service providers to calculate the Fund’s net asset value; (iii) requests for bids on one or more securities; (iv) disclosures in connection with litigation involving Fund portfolio securities; (v) disclosure to regulatory authorities; (vi) statements to the press by portfolio managers from time to time about the Fund’s portfolio and securities held by the Fund which may or may not have been previously disclosed; and (vii) attendance by employees of the Adviser at due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund’s portfolio as a whole and how it has performed without naming specific portfolio securities held by the Fund.
Davis Funds’ portfolio holdings procedures prohibit release of non-public information concerning the Funds’ portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Funds’ shares, and other parties who are not employed by the Adviser or its affiliates. Information about the Fund’s portfolio holdings may be reviewed by third-parties for legitimate business purposes, but only if: (i) the Adviser’s Chief Operating Officer, or his designee, currently the Davis Funds Chief Compliance Officer, considers the application for review of the Fund’s portfolio holdings and, in his or her business judgment, the requesting third-party: (a) has a legitimate business purpose for reviewing the portfolio holdings, and (b) does not pose a material risk to the Fund; and (ii) the third-party enters into an acceptable confidentiality agreement (including a duty not to trade). Davis Funds’ Board of Directors is notified of the application for review of the Fund’s portfolio holdings by any such third-parties at the next scheduled quarterly meeting of the Board of Directors. At that time the Board reviews the application by each such party and considers whether the release of the Fund’s portfolio holding information to the third-parties is in the best interest of the Fund and its shareholders.
Third-Parties Receiving Portfolio Holdings Information. As of January 1, 2020, each of the following third-party service providers have been approved to receive non-public information concerning Davis Funds’ portfolio holdings: (i) KPMG LLP (serves as the Funds’ independent registered public accounting firm); (ii) Linedata (trading software); (iii) Global Trading Analytics (provides analytical reports); (iv) Wilshire Associates (provides investment performance attribution reports); (v) State Street Bank and Trust Company (serves as the Funds’ custodian bank and securities lending agent); (vi) Greenberg Traurig LLP (counsel for Davis Funds); (vii) K&L Gates LLP (counsel for the Adviser); (viii) Donnelley Financial Solutions (Software Development); (ix) Diligent Corporation (Software Development); (x) Broadridge Financial Solutions (provides analytical reports to the Directors); (xi) Deloitte & Touche (serves as the Adviser’s auditor); (xii) MSCI/ISS/RiskMetrics Group and ADP; (xiii) Electra Information Systems (share reconciliation); (xiv) Morningstar Direct (investment performance attribution reports); (xv) Advent HubData; (xvi) ComplySci; and (xvii) the Investment Company Institute.
Administration. The Funds’ Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.
Distribution of Fund Shares
Davis Variable Account Fund, Inc. has adopted a plan under Rule 12b-1 (“Distribution Plan”). This would allow each Fund to pay distribution and other fees for the distribution of its shares and/or services provided to shareholders or shareholders of the insurance separate accounts investing in the Fund. At present, the Funds pay no distribution fees. In the future, the Funds may pay distribution fees up to 0.25% of average annual net assets. Because these fees would be paid out of the Fund’s assets on an ongoing basis, over time these fees may increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the Distribution Plan each Fund may in the future reimburse the Distributor for some of its distribution expenses. The Distribution Plan was approved by the Funds’ Board of Directors in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan would be included in the operating expenses of the Fund. The Distribution Plan continues annually so long as it is approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund’s outstanding shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plan. The Distribution Plan may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plan is in effect, Davis Variable Account Fund, Inc. must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 40

Payments under the Distribution Plan are limited to an annual rate of 0.25% of a Fund’s average daily net asset value. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling the Funds’ shares, servicing its shareholders and maintaining its shareholder accounts, producing sales literature, printing prospectuses for prospective investors, and other marketing purposes. In addition, to the extent that any investment advisory fees paid by Davis Variable Account Fund, Inc. may be deemed to be indirectly financing any activity that is principally intended to result in the sale of Davis Variable Account Fund, Inc. shares within the meaning of Rule 12b-1, the Distribution Plan authorizes the payment of such fees.
The Distributor. Davis Distributors, LLC (the “Distributor”), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds’ shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor (or an affiliate) pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Funds’ shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor (or an affiliate) also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.
Other Important Service Providers
Custodian. State Street Bank and Trust Company (“State Street” or the “Custodian”), One Lincoln Street,
Boston, MA 02111, serves as custodian of each Davis Fund’s assets. The Custodian maintains all of the instruments representing the Davis Funds’ investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Davis Funds’ assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting services to the Funds.
Transfer Agent. DST Asset Manager Solutions, Inc., P.O. Box 219197 Kansas City, MO 64121-9197, serves as the Funds’ transfer agent.
Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”), 1225 17th Street, Suite 800, Denver, CO 80202, serves as the Funds’ independent registered public accounting firm. KPMG audits the Funds’ financial statements, performs other related audit services, and meets with the Audit Committee of the Board of Directors. KPMG LLP also acts as the independent registered public accounting firm to certain other funds advised by the Adviser. In addition, KPMG prepares the Funds’ federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the Fund must be pre-approved by the Audit Committee.
Counsel. Greenberg Traurig LLP, 77 W. Wacker Dr., Suite 3100, Chicago, IL 60601, serves as counsel to the Davis Funds and also serves as counsel for the Independent Directors.
Section III:
General Information
Determining the Price of Shares
The prospectus describes procedures used to determine the price of shares. This statement of additional information supplements that discussion.
Net Asset Value. The price per share for purchases or redemptions of Fund shares made directly through Davis Funds is generally the value next computed after Davis Funds receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern time; and (ii) promptly transmit the order to Davis Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to Davis Funds so that you may receive the same day’s net asset value. Note that in the case of redemptions and repurchases of Fund shares owned by corporations, trusts or estates, or shares represented by outstanding certificates (in the past, Davis Funds issued share certificates), Davis Funds may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation or outstanding certificates. See Redemption of Shares.
Davis Funds does not price their shares or accept orders for purchases or redemptions on days when the NYSE is closed.
Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 41

orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.
Valuation of Portfolio Securities. The valuation of each Fund’s portfolio securities is described in the Fund’s prospectus and annual report.
Federal Income Taxes
Each Fund’s prospectus provides a general discussion of federal income taxes. This statement of additional information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state, and local taxes on any investment in Davis Funds.
Each of the Davis Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code; if so qualified, a Fund will not be liable for federal income tax to the extent its earnings are distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.
If, for any calendar year, the distribution of earnings required under the Internal Revenue Code exceeds the amount distributed, an excise tax equal to 4% of the excess will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.
From time to time, the Funds may be entitled to a tax loss carry forward. Such carry-forward would be disclosed in the most current version of the Fund’s annual report.
If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as variable annuity contracts and variable life insurance policies (i.e., the assets of the Funds) that are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity contract or variable life insurance policy owner with respect to the increase in the value of the variable annuity contract or variable life insurance policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity contracts and variable life insurance policies is treated as meeting the diversification standards if as of the close of each calendar quarter the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.
The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment, but each U. S. Government agency or instrumentality is treated as a separate issuer.
Each Fund is managed with the intention of complying with these diversification requirements. It is possible that in order to comply with these requirements less desirable investment decisions may be made that would affect the investment performance of a Portfolio.
You should consult your contract prospectus and your own tax adviser regarding specific questions about federal, state, and local tax issues relating to your contract.
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
Among other disclosures, the Funds’ most current prospectuses, statements of additional information, annual and semi-annual reports, and other documents describe: (i) the procedures which the Funds follow when interacting with shareholders; and (ii) shareholders’ rights. The Fund’s procedures and shareholders’ rights may change from time to time to reflect changing laws, rules, and operations. The Fund’s prospectus and other disclosure documents will be amended from time to time to reflect these changes.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 42

Performance Data
From time to time, the Funds may advertise information regarding their performance. These performance figures are based on historical results and are not intended to indicate future performance.
THE FUNDS’ TOTAL RETURNS DO NOT REFLECT FEES AND EXPENSES APPLICABLE TO YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE FEES AND EXPENSES WERE REFLECTED, THE RETURNS WOULD BE LOWER. Consult your contract prospectus for the amounts of those contract fees and charges. To keep shareholders and potential investors informed, the Funds may, from time to time, advertise information regarding their performance. These performance figures are based on historical results and are not intended to indicate future performance.
Davis Financial Portfolio received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance of the Financial Portfolio in 2009. This was a one-time event that is unlikely to be repeated.
Average Annual Total Returns
Average Annual Total Return Before Taxes. The Fund may advertise its investment performance without reflecting the potential effects of income taxes.
“Average Annual Total Return Before Taxes” represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund’s portfolio. Average annual total return is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

Where:	P	=	hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value at the end of the 1-, 5-, and 10-year periods of a hypothetical $1,000 payment made at the beginning of such period
This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.
Other Performance Measures. “Cumulative Total Return” is a measure of a fund’s performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and then dividing by the original investment. This calculated amount is thus expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.
“30-Day SEC Yield” is computed in accordance with a standardized method prescribed by the rules of the SEC and is calculated separately for each Fund. 30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

Where:	a	=	dividends and interest earned during the period
	b	=	expenses accrued for the period
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 43

c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	the maximum offering price per share on the last day of the period
A Fund’s 30-Day SEC Yield fluctuates depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.
Performance Rankings
Lipper Rankings. From time to time, the Funds may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the Funds in particular categories.
Morningstar Ratings and Rankings. From time to time, the Funds may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.
Performance Rankings and Comparisons by Other Entities and Publications. From time to time, the Funds may include in their advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.
Investors also may wish to compare the returns on the Davis Funds to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits, and various other instruments such as Treasury bills. However, none of the Davis Funds’ returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depositary obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.
From time to time, the Fund may publish rankings or ratings of the Adviser or Funds transfer agent and of the investor services provided by them to shareholders of the Davis Funds. Those ratings or rankings of shareholder and investor services by third-parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders, or others.
Other Performance Statistics
In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar or similar independent mutual fund rating services; the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund’s performance for any future period.
In advertising and sales literature, the Funds may publish various statistics relating to its investment portfolio such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc., of the Fund’s portfolio holdings.
The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s annual report and semi-annual report contain additional performance information and are available on request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 44

Appendix A:
Quality Ratings of Debt Securities
Moody’s Corporate Bond Ratings
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.
Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.
Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Standard & Poor’s Corporate Bond Ratings
AAA - Debt rated AAA has the highest rating assigned by Standard and Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 45

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B– rating.
CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC– debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s Commercial Paper Ratings
Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.
Standard & Poor’s Commercial Paper Ratings
The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.
STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 46

Appendix B:
Summary of the Adviser’s Proxy Voting Policies
and Procedures (August 2008)
Davis Selected Advisers, L.P. (“The Adviser”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.
The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio managers for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
Clients may obtain a copy of The Adviser’s Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:
Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85756
Guiding Principles
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of management’s control.
Other factors which we consider may include:
◾
Shareholder oriented management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. The Adviser’s research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

◾
Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management’s ability to do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

◾
Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDS | 47

◾
Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser’s Proxy Policies and Procedures provide additional explanation of the analysis which The Adviser may conduct when applying these guiding principles to specific proxy votes.
Conflicts of Interest
A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser’s Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
◾	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;
◾	The Adviser may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;
◾	The Adviser may obtain guidance from an independent third-party;
◾	The potential conflict may be immaterial; or
◾	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

PART C
OTHER INFORMATION
Item 28.	Exhibits:
	(a)	Articles of Incorporation. Articles of Incorporation. Incorporated by reference to registration statement filed on Edgar April 16, 1999.
	(b)	By-laws Davis Funds’ amended and restated bylaws, March 30, 2010. Incorporated by reference to registration statement filed on Edgar April 27, 2011.
	(c)	Instruments Defining Rights of Security Holders. Not applicable.
(d)(1)
Investment Advisory Contracts. Between Davis Variable Account Fund, Inc. and Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to registration statement filed on Edgar February 23, 2001.

(d)(2)
Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers - NY, Inc., dated January 1, 2001. Incorporated by reference to registration statement filed on Edgar February 23, 2001.

	(d)(3)	Amendment to Investment Advisory Agreement dated July 1, 2009 reducing advisory fees. Incorporated by reference to registration statement filed on Edgar April 20, 2010.
	(e)	Underwriting Contracts. Distributor’s Agreement dated January 1, 2001. Incorporated by reference to registration statement filed on Edgar April 26, 2002.
	(f)	Bonus or Profit Sharing Contracts. Not applicable.
	(g)	Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company, dated September 5, 2000. Incorporated by reference to registration statement filed on Edgar February 23, 2001.
(h)(1)
Other Material Contracts. Transfer Agency and Service Agreement, dated January 1, 2006 and amendment thereto dated December 17, 2014. Incorporated by reference to registration statement, filed on Edgar April 28, 2017.

	(h)(2)	Form of Participation Agreement. Incorporated by reference to registration statement filed on Edgar April 16, 1999.
	(h)(3)	Agreement to Waive Fees and Reimburse Expenses. Incorporated by reference to registration statement filed on Edgar February 23, 2001.
	(h)(4)	Form of Participation Agreement. Variation used by New York Life Insurance and Annuity Corporation.
	(i)*	Legal Opinion. Opinion and Consent of Counsel, Greenberg Traurig LLP.
	(j)*	Other Opinions. Consent of Independent Accountants, KPMG, LLP.
	(k)	Omitted Financial Statements. Incorporated from the most recent annual report filed on Edgar.
	(l)	Initial Capital Agreements. Not applicable.
	(m)	Rule 12b-1 Plan. Rule 12b-1 Plan, as amended December 5, 2000. Incorporated by reference to registration statement filed on Edgar February 23, 2001.
	(n)	Rule 18f-3 Plan. Not applicable
	(o)	Reserved
	(p)	Codes of Ethics (SAS, SIF) Adviser, and Principal Underwriter). Code of Ethics as amended October 9, 2018. Incorporated by reference to registration statement filed on Edgar April 30, 2019.
	(q)(1)*	Other Exhibits. Power of Attorney for all Davis Funds Directors and signing officers dated December 3, 2019 appointing Richard Cutshall and Ryan Charles as attorneys-in-fact.
	*	Filed herein

Item 29.          Persons Controlled by or Under Common Control With Registrant
Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.
Item 30.          Indemnification
Registrant’s Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the “Law”) permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders’ derivative suits.
In addition, the Registrant’s directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant’s adviser.
In addition to the foregoing indemnification, Registrant’s Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.
Item 31.          Business and Other Connections of Investment Adviser
Davis Selected Advisers, L.P. (“DSA”) and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:
Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.
Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.
Davis Selected Advisers – NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for many of DSA’s advisory clients.
Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds, Selected Funds, and Clipper Fund.
Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:
Ryan M. Charles (7/25/78), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of each of the Davis Funds, Selected Funds, Clipper Fund, and Davis Fundamental ETF Trust; Vice President, Chief Legal Officer, and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Andrew A. Davis (6/25/63), 620 Fifth Avenue, 3rd Floor, New York, NY 10020.A director and officer of each of the Davis Funds and each of the Selected Funds; Trustee of Clipper Funds Trust; President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA as described above.
Christopher C. Davis (7/13/65), 620 Fifth Avenue, 3rd Floor, New York, NY 10020. A director and officer of each the Davis Funds and each of the Selected Funds. President and Trustee of Clipper Funds Trust, Director and Chairman of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Lead Independent Director, Graham Holdings. Director, The Coca-Cola Company.
Kenneth C. Eich (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund; Trustee/Chairman, Executive Vice President and Principal Executive Officer of Davis Fundamental ETF Trust; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, the Selected Funds, Clipper Fund, and Davis Fundamental ETF Trust; Vice President of Davis Investments, LLC.
Randi Roessler (6/26/81) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Chief Compliance Officer of each of the Davis Funds, the Selected Funds, Clipper Fund, and Davis Fundamental ETF Trust; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.
Gary Tyc (5/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Russell O. Wiese (5/18/66) 620 Fifth Avenue, 3rd Floor, New York, NY 10020. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Item 32.          Principal Underwriter
(a)
Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, is the principal underwriter for each of the Davis Funds, the Selected Funds, and Clipper Fund: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected International Fund, Inc., Clipper Funds Trust, and Davis Funds SICAV.

(b)	Management of the Principal Underwriter:
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Ryan Charles 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Vice President and Secretary	Vice President and Secretary
Kenneth C. Eich 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	President	Executive Vice President and Principal Executive Officer
Randi Roessler 2949 East Elvira Road, Suite, 101 Tucson, AZ 85756	Chief Compliance Officer	Vice President and Chief Compliance Officer
Gary P. Tyc 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Vice President, Treasurer and Assistant Secretary	None
Russell Wiese 620 Fifth Avenue, 3rd Floor New York, NY 10020	Chief Marketing Officer	None

(c)	Not applicable.
Item 33.          Location of Accounts and Records
Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111, and the Registrant’s transfer agent DST Asset Manager Solutions, Inc., 333 W. 11th, Kansas City, MO 64105.

Item 34.          Management Services
Not applicable
Item 35.          Undertakings
Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders upon request and without charge.
DAVIS VARIABLE ACCOUNT FUND, INC.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 29th day of April, 2020.
The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.
DAVIS VARIABLE ACCOUNT FUND, INC.
*By: /s/ Ryan Charles
Ryan Charles
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.
Signature	Title	Date
Kenneth Eich* Kenneth Eich	Principal Executive Officer	April 29, 2020
Douglas Haines* Douglas Haines	Principal Financial Officer; and Principal Accounting Officer	April 29, 2020

*By: /s/ Ryan Charles
Ryan Charles
Attorney-in-Fact

*Ryan Charles signs this document on behalf of the Registrant and each of the foregoing officers pursuant to powers of attorney filed as Exhibit (q)(1) of Part C of this Registration Statement.

*By: /s/ Ryan Charles
Ryan Charles
Attorney-in-Fact

DAVIS VARIABLE ACCOUNT FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on April 29, 2020 by the following persons in the capacities indicated.

Signature	Title
/s/Marc P. Blum* Marc P. Blum	Director
/s/Andrew A. Davis* Andrew A. Davis	Director
/s/Christopher C. Davis* Christopher C. Davis	Director
/s/John Gates* John Gates	Director
/s/Thomas S. Gayner* Thomas S. Gayner	Director
/s/Samuel H. Iapalucci* Samuel H. Iapalucci	Director
/s/Robert P. Morgenthau* Robert P. Morgenthau	Director
/s/Marsha Williams* Marsha Williams	Director
*Ryan Charles signs this document on behalf of each of the foregoing persons pursuant to powers of attorney. Incorporated by reference to Exhibit (q)(1) of Part C of this Registration Statement.

*By: /s/ Ryan Charles
Ryan Charles
Attorney-in-Fact